UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
ImageneBio, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibits required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IMAGENEBIO, INC.
12526 High Bluff Drive, Suite 345
San Diego, California 92130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 16, 2026
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of ImageneBio, Inc., a Delaware corporation (the “Company”). The meeting will be held on Tuesday, June 16, 2026, at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted only via a live webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/IMA2026. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting. The meeting will be held for the following purposes:
1.
To elect the Board’s two nominees for Class II directors named as nominee in this Proxy Statement to hold office until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until his earlier death, resignation or removal.

2.	To ratify the appointment by the Audit Committee of the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.
To approve an amendment and restatement of the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2025 Plan by 850,000 shares and include in the calculation of the annual automatic share reserve increase shares of common stock issuable upon conversion or exercise of convertible preferred stock and prefunded warrants.

4.	To conduct any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The Annual Meeting will be held virtually through a live webcast. Stockholders of record at the close of business on April 28, 2026, and their proxy holders will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/IMA2026 and entering the 16-digit control Number included in your Notice of Internet Availability or in the instructions that you received via mail or email. Please refer to the additional logistical details and recommendations in the accompanying Proxy Statement. You may log-in beginning at 8:45 a.m. Eastern Time, on Tuesday, June 16, 2026.
Only stockholders of record at the close of business on April 28, 2026, and their proxy holders may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Kristin Yarema, Ph.D.
Kristin Yarema, Ph.D. Chief Executive Officer San Diego, California April 30, 2026

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held
on Tuesday, June 16, 2026, at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/IMA2026.

The proxy statement and annual report to stockholders are available at
ir.imagenebio.com/financial-filings/sec-filings and www.proxyvote.com.
You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail,by completing and returning the proxy mailed to you, as promptly as possible in order to ensure your representation at the meeting.
Even if you have voted by proxy, you may still vote online if you attend the meeting.

IMAGENEBIO, INC.
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
i

EXPLANATORY NOTE
On July 25, 2025 (the “Closing Date”), the Delaware corporation formerly known as “Ikena Oncology, Inc.” (“Ikena”) completed its previously announced merger with Inmagene Biopharmaceuticals, a privately held exempted company with limited liability incorporated and existing under the laws of the Cayman Islands (“Legacy Inmagene”). The transaction was completed in accordance with the terms of the Agreement and Plan of Merger, dated as of December 23, 2024 (the “Merger Agreement”), by and among Ikena, Insight Merger Sub I, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands and a direct, wholly owned subsidiary of Ikena (“Merger Sub I”), Insight Merger Sub II, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands and a direct, wholly owned subsidiary of Ikena (“Merger Sub II”), and Legacy Inmagene, providing for the merger of Merger Sub I with and into Legacy Inmagene, with Legacy Inmagene surviving as a wholly owned subsidiary of Ikena (such transaction, the “First Merger”), and the subsequent merger of the surviving entity of the First Merger with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of Ikena (the “Second Merger” and, together with the First Merger, the “Merger”). In addition, on July 25, 2025, Ikena changed its name from “Ikena Oncology, Inc.” to “ImageneBio, Inc.”
Prior to the effective time of the First Merger (the “First Effective Time”), Ikena effected a 1-for-12 reverse stock split (the “Reverse Stock Split”) of its issued common stock (“Ikena Common Stock”). At the First Effective Time, (i) each ordinary share and preferred share of Legacy Inmagene (each such share, a “Legacy Inmagene Share”) held as treasury shares immediately prior to the First Effective Time were canceled and ceased to exist, and no consideration was delivered in exchange therefor, (ii) each then-outstanding Legacy Inmagene Share was converted into the right to receive 0.0030510 shares of Ikena Common Stock (such ratio, the “Exchange Ratio”) and (iii) each then-outstanding option to purchase Legacy Inmagene Shares was converted into an option to purchase Ikena Common Stock, subject to adjustment as set forth in the Merger Agreement.
Concurrently with the execution of the Merger Agreement, Ikena entered into a Subscription Agreement (the “Subscription Agreement”) with certain investors (each, a “2025 PIPE Investor”), pursuant to which, following the closing of the Merger, the 2025 PIPE Investors subscribed for and purchased, and Ikena issued and sold to the PIPE Investors, an aggregate of 2,508,337 shares of Ikena Common Stock at a price of approximately $29.90 per share (the “PIPE Shares”), for aggregate gross proceeds of approximately $75.0 million (the “2025 PIPE Financing”). Ikena granted the 2025 PIPE Investors certain registration rights in connection with the 2025 PIPE Financing. All references herein to the “Closing” refer to the closing of the transactions contemplated by the Merger Agreement, including the First Merger and Second Merger and the transactions contemplated by the Subscription Agreement (the “Transactions”).

IMAGENEBIO, INC.
12526 High Bluff Drive, Suite 345
San Diego, California 92130
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the board of directors (the “Board”) of ImageneBio, Inc. (sometimes referred to as the “Company” or “ImageneBio”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to first mail the Notice and make this Proxy Statement and the form of proxy available to stockholders on or about April 30, 2026.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after May 10, 2026.
How do I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting, which will be conducted entirely online via webcast to allow greater participation. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the Notice or proxy card to log in to www.virtualshareholdermeeting.com/IMA2026. If you are a stockholder of record, you will be asked to provide the control number from your Notice or proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.
The audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Time, and you should allow reasonable time for the check-in procedures.
You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on April 28, 2026, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/IMA2026 and enter the control number found next to the label “Control Number” on your Notice or proxy card, or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number/proxy to vote.
Whether or not you participate in the Annual Meeting, it is important that you vote your shares.
What if I cannot find my control number?
If you are a stockholder of record, you will need to contact the Company by email at ir@imagenebio.com and request your control number prior to the Annual Meeting.
If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Annual Meeting.
How can I get help if I have trouble checking in or listening to the meeting online?
There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any shareholders having technical difficulties. The technical support line will not be able to provide control numbers but will be able to assist with any technical issues.

For the Annual Meeting, how do we ask questions of management and the Board?
Stockholders may submit questions relevant to the proposals to be voted on at the Annual Meeting for approximately five days in advance of the Annual Meeting through www.virtualshareholdermeeting.com/IMA2026. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not relevant to the proposals to be voted on at the Annual Meeting will not be responded to. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/IMA2026.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 28, 2026, will be entitled to vote at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If on April 28, 2026, your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return your vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 28, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.
What am I voting on?
There are three matters scheduled for a vote:
•
To elect the Board’s two nominees for Class II directors named as nominees in this Proxy Statement to serve until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until his earlier death, resignation or removal. (“Proposal 1”);

•
To ratify the appointment by the Audit Committee of the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. (“Proposal 2”); and

•
To approve an amendment and restatement of the 2025 Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2025 Plan by 850,000 shares and include in the calculation of the annual automatic share reserve increase shares of common stock issuable upon conversion or exercise of convertible preferred stock and prefunded warrants (“Proposal 3”).

What if another matter is properly brought before the meeting?
The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card.

How do I vote?
For Proposal 1, you may either vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees, or you may “Withhold” your vote for any nominee you specify and vote “For” the rest. For Proposals 2 and 3, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting or you may vote by proxy over the telephone, through the internet or using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy. This is only required if you want to change your original vote, since votes will not be double counted.

By Internet	By Telephone	By Mail	During the Meeting
You may vote at www.ProxyVote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information. You will need the control number included on your proxy card.	You may vote using a touch-tone telephone by calling 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. You will need the control number included on your proxy card.
You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing,
c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
To vote at the meeting, visit www.virtualshareholder meeting.com/IMA2026 (you will need the control number printed on your Notice or proxy registration confirmation email)

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day, seven days a week, up and until 11:59 p.m. Eastern Time the day before the meeting date.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. You must follow these instructions for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain your control number. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain their control number either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
Each share of voting common stock of the Company (“common stock”) you owned as of April 28, 2026, is entitled to one vote.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing a proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for Class II director, “For” the ratification of the appointment by the Audit Committee of the Board of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and “For” the approval of the amendment and restatement of the 2025 Plan. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using that individual’s best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. In this regard, Proposals 1 and 3 are considered to be “non-routine,” meaning that your broker may not vote your shares on this proposal in the absence of your voting instructions. Proposal 2 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.
If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Proposal 2 is a “routine” matter, and we therefore expect brokers, banks or other securities intermediaries to vote on this proposal. Proposals 1 and 3 are considered to be a “non-routine” matter, and we therefore expect broker non-votes to exist in connection with that proposal.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.

•
You may send a timely written notice that you are revoking your proxy to the Company’s Secretary at 12526 High Bluff Drive, Suite 345, San Diego, California 92130. Such notice will be considered timely if it is received at the indicated address by the close of business on the business day preceding the date of the Annual Meeting.

•	You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
What vote is required for adoption or approval of each proposal and how will votes be counted?

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non-Votes	Board Recommendation
1	Election of Director named in this Proxy Statement	The nominees receiving the most “For” votes cast for this proposal will be elected	FOR or WITHHOLD	No Effect	No Effect	FOR all
2	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	“For” votes from a majority of the votes cast for and against this proposal is required for approval	FOR, AGAINST or ABSTAIN	No Effect	No Effect	FOR
3
Approval of an amendment and restatement of the 2025 Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2025 Plan by 850,000 shares and include in the calculation of the annual automatic share reserve increase shares of common stock issuable upon conversion or exercise of convertible preferred stock and prefunded warrants.
		“For” votes from a majority of the votes cast for and against this proposal is required for approval	FOR, AGAINST or ABSTAIN	No Effect	No Effect	FOR

Who will count the vote?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote at the Annual Meeting are present in person or represented by proxy. On April 28, 2026, there were 11,279,130 shares of common stock, outstanding and entitled to vote.
If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of the voting power of the shares present at the Annual Meeting or represented by proxy and entitled to vote may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1: ELECTION OF DIRECTORS
Under our amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”) and amended and restated bylaws (the “Bylaws”), the Board is divided into three classes, with only one class of directors being elected in each year and each class, Class I, Class II and Class III, serving a three-year term. The each Class II director has a term that expires at this Annual Meeting, each Class III director has a term that expires at the Company’s 2027 annual meeting of stockholders and each Class I director has a term that expires at the Company’s 2028 annual meeting of stockholders, or in each case until their respective successors are duly elected and qualified, or until their earlier death, resignation, or removal.
There are currently six members of the Board. Pursuant to the terms of the Merger Agreement, immediately after the effective time of the Merger, (i) the Board appointed Weiguo Su, Ph.D. and Jonathan Wang, Ph.D. to our Board upon the closing of the Merger as designees of Legacy Inmagene and (ii) David P. Bonita, M.D. and Otello Stampacchia, Ph.D., who were elected to our Board by our stockholders at the 2023 annual meeting and 2025 annual meeting, respectively, remained on our Board as designees of Ikena. In connection with her appointment as our Chief Executive Officer, Kristin Yarema, Ph.D. our Board appointed Dr. Yarema to our Board in July 2025. Our Board appointed Joseph P. Slattery to our Board in November 2025 upon the recommendation of the Nominating and Corporate Governance Committee.
Each of Dr. Bonita and Mr. Slattery is serving as a Class II director whose term expires at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has considered and nominated each of Dr. Bonita and Mr. Slattery for election to the Board at the Annual Meeting.
We have no reason to believe that the nominees will be unavailable or, if elected, will decline to serve. In the event that any of the nominees should become unavailable for election due to any presently unforeseen reason, proxies will be voted for a substitute as designated by the Board, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board.
Nominees for Election to the Board of Directors
Our Board of Directors
The biographies of our directors are set forth below, including the offices held, other business directorships and the class and term of the director nominee and each director. Each of the biographies highlights specific experience, qualifications, attributes, and skills that led us to conclude that such person should serve as a director. We believe that, as a whole, our Board possesses the requisite skills and characteristics, leadership traits, work ethic, and independence to provide effective oversight. No director or executive officer is related by blood, marriage, or adoption to any other director or executive officer. No arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.

Class II Director Nominees for Election at the Annual Meeting
Director Biographies

David P. Bonita, M.D. Director	Director Since: July 2025 Age: 50	Current Committee Memberships: Audit Committee, Compensation Committee (Chair), and Nominating and Corporate Governance Committee

Dr. Bonita has served as a member of our Board and as our Lead Independent Director since July 2025. Dr. Bonita previously served on the board of directors of Ikena from March 2016 to July 2025. Dr. Bonita is a member of OrbiMed Advisors LLC, an investment firm. Dr. Bonita currently serves on the boards of directors of Acutus Medical Inc. (Nasdaq: AFIB), Prelude Therapeutics, Inc. (Nasdaq: PRLD), and, as well as several private companies. Dr. Bonita also previously served on the board of directors of IMARA, Inc. (Nasdaq: IMRA), Repare Therapeutics, Inc. (Nasdaq: RPTX) and Tricida, Inc. (Nasdaq: TCDA). Prior to OrbiMed, Dr. Bonita worked as a corporate finance analyst in the healthcare investment banking groups of Morgan Stanley and UBS. He received his B.A. in biology from Harvard University and his joint M.D./M.B.A. from Columbia University.

Skills and Qualifications

We believe that Dr. Bonita is qualified to serve on our Board based on his roles on several public and private boards of directors as well as his extensive experience in investing in healthcare companies.

Joseph P. Slattery Director	Director Since: November 2025 Age: 61	Committee Memberships: Executive Committee, Audit Committee Chair and Compensation Committee

Mr. Slattery has served as a member of our Board since November 2025. He has served on the board of directors of Replimune Group, Inc. (Nasdaq: REPL) since October 2017, where he serves as the chair of the audit committee and a member of the compensation committee. Mr. Slattery has served on the board of directors of CVRx Inc. (Nasdaq: CVRX) since October 2008, where he serves on its audit committee and compensation committee. Mr. Slattery served as Executive Vice President and Chief Financial Officer of Asensus Surgical, Inc. from October 2013 through December 2019. From 2010 to 2013, Mr. Slattery served as Executive Vice President and Chief Financial Officer at Baxano Surgical, Inc. Previously, from 1996 to 2007, Mr. Slattery served in various roles of increasing responsibility at Digene Corporation, including as Chief Financial Officer and Senior Vice President of Finance and Information Systems from 2006 to 2007. Previously, he served as a director of Morphic Therapeutic, Inc. from May 2019 to August 2024, Omega Alpha SPAC from January 2021 to January 2023, Exosome Diagnostics, Inc. from July 2013 to July 2018 and Micromet, Inc. from November 2007 to March 2012. Mr. Slattery received a B.S. in Accounting from Bentley University and is a certified public accountant (inactive).

Skills and Qualifications

We believe that Mr. Slattery is qualified to serve on our Board based on his roles on several public and private company boards and his prior experience as a public company executive.

Class III Directors Continuing in Office Until Our 2027 Annual Meeting

Weiguo Su, Ph.D. Director	Director Since: July 2025 Age: 68	Committee Memberships: None

Dr. Su has served as a member of our Board since July 2025. Dr. Su has served as the Executive Director, Chief Executive Officer and Chief Scientific Officer of HUTCHMED (China) Limited (“Hutchmed”), a commercial stage biopharmaceutical company listed on The Stock Exchange of Hong Kong Limited, AIM market of the London Stock Exchange and in the form of American depositary shares on the Nasdaq Global Select Market, since 2022, its Chief Scientific Officer since 2012, and as one of its executive directors since 2017. Dr. Su has headed all drug discovery and research since he joined Hutchmed, including master-minding the scientific strategy of the company, being a key leader of its Oncology/Immunology operations, and being responsible for the discovery of each and every small molecule drug candidate in its pipeline. Prior to joining Hutchmed in 2005, Dr. Su worked with the U.S. research and development department of Pfizer, Inc. In 2017, Dr. Su was granted the prestigious award by the China Pharmaceutical Innovation and Research Development Association as one of the Most Influential Drug R&D Leaders in China. Dr. Su received a Bachelor of Science degree in Chemistry from Fudan University in Shanghai and completed a Ph.D. and Post-Doctoral Fellowship in Chemistry at Harvard University under the guidance of Nobel Laureate Professor E. J. Corey.

Skills and Qualifications

We believe that Dr. Su is qualified to serve as a member of our Board because of his extensive experience in the healthcare and life sciences sector, proven executive leadership, and strong academic background.

Kristin Yarema, Ph.D. Chief Executive Officer, Director	Director Since: July 2025 Age: 55	Committee Memberships: Executive Committee

Dr. Yarema has served as our Chief Executive Officer and a member of our Board since July 2025 and interim principal financial officer since October 2025. Dr. Yarema brings over two decades of leadership experience in human therapeutics to the Company. Dr. Yarema most recently served as President and Chief Executive Officer of Poseida Therapeutics, Inc. (formerly Nasdaq: PSTX) from January 2024 through June 2025, continuing in her leadership role following the company’s acquisition of the oncology, autoimmune, and rare disease company by Roche in January 2025. She also served as a member of Poseida’s Board of Directors from January 2024 until the acquisition in January 2025. She previously held the position of President, Cell Therapy at Poseida from April 2023 to December 2023. Prior to Poseida, Dr. Yarema served as Chief Commercial Officer at Atara Biotherapeutics, Inc., a publicly held oncology and autoimmune T-cell immunotherapy company, from February 2020 to November 2022. She also held numerous senior positions at Amgen, including Vice President and Therapeutic Area Head roles in Inflammation (autoimmune), Bone, Nephrology, Hematology, Cardiovascular, Metabolism, and Neuroscience along with various other U.S. and global commercial leadership positions of increasing responsibility from 2013 to 2020, including U.S. commercial responsibilities for dermatology and rheumatology. Earlier in her career, Dr. Yarema held various clinical development and commercial leadership roles in at Novartis from 2007 to 2013, including Global Program Head for multiple therapeutics, and Global Head, Global Strategic Marketing. She began her industry career at management consultancy McKinsey & Company, where she provided strategic advice to many healthcare companies from 2000 to 2007, ultimately as Associate Principal. Dr. Yarema currently serves on the boards of directors of the Celiac Disease Foundation, a global patient advocacy group, and previously served on the Alliance for Regenerative Medicine, a cell and gene therapy industry association. She holds a B.S. in Chemical Engineering and B.A. in English from Stanford University, and a Ph.D. in Chemical Engineering from the University of California, Berkeley.

Skills and Qualifications

We believe Dr. Yarema is qualified to serve as a member of our Board because of her extensive scientific background and leadership positions at multiple biopharmaceutical companies and her strong academic background.

Class I Directors Continuing in Office Until Our 2028 Annual Meeting

Otello Stampacchia, Ph.D. Director	Director Since: July 2025 Age: 57	Committee Memberships: Executive Committee, Nominating and Corporate Governance Committee Chair, Audit Committee and Compensation Committee

Dr. Stampacchia has served as a member of our Board since July 2025. Dr. Stampacchia previously served on the board of directors of Ikena from December 2020 to July 2025. Dr. Stampacchia is founder, managing director and member of the investment committee at Omega Fund Management, LLC. Dr. Stampacchia currently serves on the boards of directors of several private companies. Dr. Stampacchia previously served on the board of directors of Kronos Bio, Inc. (Nasdaq: KRON), Median Technologies, Inc., Nuvation Bio, Inc. (NYSE: NUVB) and Replimune Group, Inc. (Nasdaq: REPL). Prior to founding Omega in January 2004, Dr. Stampacchia was a Partner at AlpInvest Partners (now part of The Carlyle Group). Before AlpInvest Partners, he was the portfolio manager of the Lombard Odier Immunology Fund, an investment vehicle in Geneva, Switzerland, investing in public and private healthcare companies worldwide. Previously, Dr. Stampacchia was a member of the HealthCare corporate finance and M&A team at Goldman Sachs. Before Goldman Sachs, he helped co-found the healthcare investment activities at Index Securities (now Index Ventures). Dr. Stampacchia received a Master’s of Science in Plant Genetics from the University of Pavia, a Master’s of Science in Molecular Biology, a Doctorate of Philosophy in Molecular Biology from the University of Geneva and a Doctorate of Philosophy in Biotechnology from European Union Strasbourg.

Skills and Qualifications

We believe Dr. Stampacchia is qualified to serve on our Board because of his venture capital experience in the life sciences industry and his service on the boards of directors of other public and private life sciences companies.

Jonathan Jian Wang, Ph.D., MBA Chair	Director Since: July 2025 Age: 58	Committee Memberships: Executive Committee

Dr. Wang has served as Chair of our Board since July 2025 and previously was the founder of Legacy Inmagene and served as its Chairman of the Board of Directors and Chief Executive Officer from July 2019 to July 2025. Dr. Wang currently serves as the chairman and chief executive officer of Miragene Co, a clinical stage biotechnology company targeting immunological and inflammatory diseases (“Miragene”). Additionally, Dr. Wang currently serves as an advisor to the Stock Exchange of Hong Kong Limited. Dr. Wang has more than 30 years of healthcare and life sciences experience, spanning entrepreneurship, investment, and research. Previously, he was a healthcare investor for 22 years. For 12 years, Dr. Wang was a Partner at OrbiMed and a co-founder at OrbiMed Asia, where he worked with his partners to establish and manage US$1.1 billion of private equity and venture capital funds. Dr. Wang previously served as a member of the board of directors of Apollomics, Inc. Under the supervision of Eric Kandel, a Nobel laureate, Dr. Wang obtained his Ph.D. in Neurobiology from Columbia University where he was rewarded the Howard Hughes Medical Institute Research Fellowship. Dr. Wang has also obtained an MBA from Stanford University and a B.S. in Biology from Wuhan University in China. Dr. Wang is a co-founder and former Chairman of the BayHelix Group and has authored two philosophy of science books.

Skills and Qualifications

We believe that Dr. Wang is qualified to serve as a member of our Board because of his extensive experience in the healthcare and life sciences sectors, including his experience as Legacy Inmagene’s former Chief Executive Officer and his strong academic background.

The Board of Directors and Certain Governance Matters
Director Nomination Process and Qualifications
We believe that an effective board of directors should be made up of individuals who collectively provide an appropriate balance of diverse occupational and personal backgrounds and perspectives and who have a range of skills and expertise sufficient to provide guidance and oversight with respect to the Company’s strategy and operations. Our Board and our Nominating and Corporate Governance Committee seek individuals with backgrounds and qualities that, when combined with those of our other directors, enhance our Board’s effectiveness and result in the Board having a balance of knowledge, experience, and capability. Our Nominating and Corporate Governance Committee considers candidates who are recommended by its members, by other Board members, by stockholders, and by management, as well as those identified by third-party search firms retained to assist in identifying and evaluating possible candidates.
In assessing potential candidates, our Board and Nominating and Corporate Governance Committee will consider, among other factors, whether the candidate possesses relevant expertise to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, has proven excellence in the candidate’s field, has the ability to exercise sound business judgment, demonstrates a high standard of personal and professional integrity and is committed to represent the long-term interests of the Company’s stockholders.
Nominations by Stockholders
Our Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders holding at least three percent of the Company’s common stock continuously for at least 24 months before the date the recommendation was submitted. Such recommendation will be evaluated in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate.
Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation but must include information that would be required under Section I.A., “Candidate Recommendations” on Exhibit A of the Nominating and Corporate Governance Committee charter, and rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Nominating and Corporate Governance Committee of the Company at 12526 High Bluff Drive, Suite 345, San Diego, California 92130 Attn: Corporate Secretary, and such director nominations will be presented to the Board for its consideration. Stockholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our Nominating and Corporate Governance Committee charter, a copy of which can be found on the “Corporate Governance” section of our website located at ir.imagenebio.com.
Board Qualifications
Our Nominating and Corporate Governance Committee considers character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and industry, conflicts of interest, and other commitments. Our Board monitors the mix of skills and experience of its directors to help ensure it has the necessary tools to perform its oversight function effectively.
Director Independence and Independence Determinations
Our Corporate Governance Guidelines provide that at least a majority of the members of the Board shall meet the independence requirements set forth in the Nasdaq Stock Market Rules. Under Nasdaq listing standards, a director is not independent unless the Board affirmatively determines that such director does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Members of the Audit Committee and Compensation Committee are subject to the additional independence requirements of applicable SEC rules and Nasdaq listing standards.
Our Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that Dr. Bonita, Mr. Slattery, Dr. Stampacchia and Dr. Su are “independent” in accordance with Nasdaq listing standards applicable to boards of directors in general. In addition, our Board has affirmatively determined that Dr. Bonita, Mr. Slattery and Dr. Stampacchia are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to audit committee members in particular, and that Dr. Bonita, Mr. Slattery and Dr. Stampacchia are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to compensation committee members in particular.
Board Leadership Structure
Our Board maintains the flexibility to determine whether the roles of Chair and CEO should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interest of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chair, would not result in better governance or oversight.
At this time, our Board is led by Dr. Wang, a non-executive Chair. Dr. Wang is the founder of Legacy Inmagene and possesses significant knowledge and experience in our industry and a deep understanding of our strategic objectives, all of which will continue to benefit the Company during the year ahead as he continues to serve as Board Chair. The Company believes that separation of the positions of the Chair and CEO, and appointment of a lead independent director, reinforces the independence of the Board in its oversight of the business and affairs of the Company.
The Board appointed Dr. Bonita as the lead independent director in July 2025. The position of lead independent director has been structured to serve as an effective balance to the CEO director and Board Chair: the lead independent director is empowered to, among other duties and responsibilities, preside over Board meetings in the absence of the Board Chair, act as liaison between the CEO director, the Board Chair and the independent directors, preside over meetings of the independent directors, and consult with the Board Chair in planning and setting schedules and agendas for Board meetings to be held during the year. As a result, we believe that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, we believe that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the CEO director and Board

Chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. We believe that the leadership structure of our Board is appropriate and enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.
Board’s Role in Risk Oversight
While senior management has primary responsibility for managing risk, the Board has responsibility for risk oversight with specific risk areas delegated to relevant Board committees who report on their deliberations to the full Board. The specific risk areas of focus for the Board and each of its committees are summarized below:

Full Board
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Oversee the Company’s risk governance framework, including an enterprise-wide culture that supports appropriate risk awareness and the identification, escalation, and appropriate management of risk

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Integrity, ethics, and compliance with its Code of Business Ethics and Conduct

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General strategic and commercial risks

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M&A transactions, including execution and integration, and the M&A competitive landscape

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Legal risks such as those arising from litigation, environmental, and intellectual property matters

Audit Committee
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Discuss guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management

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Discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures

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Cybersecurity risk, including our information security and risk management programs, controls and procedures, including high level review of the threat landscape facing the Company and the Company’s strategy to mitigate cybersecurity risks and potential breaches. The Committee shall also review the recovery and communication plans for any unplanned outage or security breach

Compensation Committee	• Compensation structure and programs • CEO succession planning • Retention of talent

Nominating and Corporate Governance Committee
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Governance structures and processes

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Board organization, independence and structure

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Recruitment of talent

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Review and reassess the adequacy of the Corporate Governance Guidelines and Code of Conduct and Business Ethics

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Evaluation of the Board and committees

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CEO and key officer succession planning

Board and Committee Meetings and Attendance
During 2025, the Board met ten times. The Audit Committee held four meetings, the Compensation Committee held two meetings, and the Nominating and Corporate Governance Committee held two meetings in 2025. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served), other than Dr. Su, who was unable to attend three meetings of the Board due to health reasons.

Although we do not have a formal policy regarding attendance by Board members at annual meetings of stockholders, we encourage our directors to attend such meetings. None of our current directors who served at the time of our 2025 annual meeting of stockholders attended that annual meeting.
Board Committees
Our Board has established three standing committees—the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Current copies of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee charters are posted on the “Corporate Governance” section of our website located at ir.imagenebio.com, each of which have been approved by our Board.
Below is a description of each of the committees, including their primary responsibilities and current committee members:
Audit Committee

Primary Responsibilities	Current Committee Members
We have adopted a committee charter that details the primary responsibilities of the Audit Committee, including:	Joseph P. Slattery (Chair) David P. Bonita, M.D. Otello Stampacchia, Ph.D.

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overseeing our accounting and financial reporting processes, systems of internal control, financial statement audits, and the integrity of our financial statements;

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evaluating and determining whether to retain the independent registered public accounting firm to audit our consolidated financial statements;

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assessing the qualifications, performance, and independence of the independent registered public accounting firm;

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reviewing the results of the audit with management and the independent registered public accounting firm, as well as our annual audited and quarterly financial statements, including management’s discussion and analysis of financial condition and results of operations;

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overseeing procedures for receiving, retaining, and treating complaints received by us regarding accounting, internal accounting controls, or auditing matters, and confidential and anonymous submissions by employees concerning questionable accounting or auditing matters;

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conferring with management and the independent registered public accounting firm concerning the scope, design, adequacy, and effectiveness of internal control over financial reporting and our disclosure controls and procedures;

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reviewing and approving related party transactions, in accordance with our policies;

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approving or, as permitted, pre-approving all audit and non-audit related services and fees that the independent registered public accounting firm provides to us;

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overseeing the activities of our internal audit function;

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reviewing and evaluating our information security and technology risks, including cybersecurity, the threat landscape, our strategy to mitigate cybersecurity risks and potential breaches, and our recovery and communication plans for any unplanned outage or security breach; and

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reviewing legal and regulatory requirements applicable to the Company and its subsidiaries and compliance with such requirements.

Financial Expertise and Independence
All members of the Audit Committee are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and audit committee members in particular. The Board has determined that each of Mr. Slattery and Dr. Bonita qualify as an “audit committee financial expert” as defined by the applicable SEC rules and that each member of the Audit Committee is “financially sophisticated.”
Report
The Report of the Audit Committee is set forth under the section titled “—Audit Committee Report”.
Compensation Committee

Primary Responsibilities	Current Committee Members
We have adopted a committee charter that details the primary responsibilities of the Compensation Committee, including:	David P. Bonita, M.D. (Chair) Joseph P. Slattery Otello Stampacchia, Ph.D.

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reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;

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reviewing and approving or, in the case of our Chief Executive Officer’s compensation, making recommendations to the full Board regarding the compensation and other terms of employment of our executive officers;

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reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

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reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) grants and awards under the equity incentive plans, compensation plans and similar programs advisable for us;

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reviewing and making recommendations to the full Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

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reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

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reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

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reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

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reviewing with management and making recommendations to the full Board regarding the plans for succession of our Chief Executive Officer and other key executives;

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preparing the report that the SEC requires in our annual proxy statement; and

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reviewing and assessing on an annual basis the performance of the Compensation Committee and the Compensation Committee charter.

Independence
All members of the Compensation Committee are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and compensation committees in particular. In addition, all members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.
Role of Executive Officers and Compensation Consultant
See the section titled Executive and Director Compensation of this Proxy Statement for a discussion of the role of our executive officers and compensation consultant in determining executive compensation.
Nominating And Corporate Governance Committee

Primary Responsibilities	Current Committee Members
We have adopted a committee charter that details the primary responsibilities of the Nominating and Corporate Governance Committee, including:	Otello Stampacchia, Ph.D. (Chair) David P. Bonita, M.D.

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identifying, reviewing and evaluating candidates to serve on our Board and committees consistent with criteria recommended to and approved by our Board;

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determining the qualifications and criteria for service on our Board and committees;

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overseeing annual evaluations of director performance on the board and committees and management;

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establishing and delegating authority to committees;

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evaluating and recommending individuals for membership on our Board, on our committees and as chair;

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evaluating nominations by stockholders of candidates for election to our Board;

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developing a set of corporate governance policies and principles, periodically reviewing and assessing these policies and principles and their application and recommending to our Board any changes to such policies and principles;

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reviewing and discussing the corporate succession plans for the CEO and other key officers; and

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reviewing and assessing on an annual basis the performance of the Nominating and Corporate Governance Committee and the Nominating and Corporate Governance Committee charter.

Independence
All members of the Nominating and Corporate Governance Committee are “independent” in accordance with Nasdaq listing standards.
Executive Sessions
Executive sessions, which are meetings at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate.
Board’s Oversight of Strategy
Our Board is deeply engaged and involved in overseeing our long-range strategy, including evaluating key market opportunities, and competitive developments. Our Board’s oversight of risk is another integral component of the Board’s oversight and engagement on strategic matters. Strategy-related matters are regularly discussed at board meetings and, when relevant, at committee meetings. We also dedicate at least one board meeting every year to an even more intensive review and discussion of our strategic plan. Matters of strategy also inform committee-level discussions of many issues, including enterprise risk. Engagement of the Board on these issues and other matters of strategic importance continues in between meetings, including through updates to the Board on significant items and discussions between the CEO, our Chair and our lead independent director on a periodic basis. Each director is expected to and does bring to bear their own talents, insights, and experiences to these strategy discussions.
Communications with the Board
Our Board welcomes input and suggestions from all interested parties, including stockholders. Anyone may communicate with a member or members of our Board, including the Chair of the Board, Chair of the Audit, Compensation, or Nominating and Corporate Governance Committees, or to the non-management or independent directors, by sending a written communication to the attention of the Company’s Corporate Secretary by mail at 12526 High Bluff Drive, Suite 345, San Diego, California 92130. Each communication must set forth: (i) the name and address of the stockholder on whose behalf the communication is sent; and (ii) the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.
Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate. Any such communication is distributed on a periodic basis to the director or directors named therein unless such communication is considered, either presumptively or in the reasonable judgment of the Company’s Corporate Secretary, to be improper for submission to the intended recipient or recipients. Examples of communications that would presumptively be deemed improper for submission include, without limitation, solicitations, communications that raise grievances that are personal to the sender, communications that relate to the pricing of the Company’s products or services, communications that do not relate directly or indirectly to the Company and communications that are frivolous in nature.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, which is applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and other senior financial officers. The Code of Business Conduct and Ethics provides a framework for sound ethical business decisions and sets forth our expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets and business ethics. Our Code of Business Conduct and Ethics is posted in the “Corporate Governance” section of our website located at ir.imagenebio.com. If the Company ever were to amend or waive any provision of its Code of Business Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K.
In the case of a waiver for an executive officer or a director, the disclosure required under applicable Nasdaq listing standards also will be made available on our website.
Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, employees and certain designated consultants that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. In addition, it is the Company’s policy to comply with applicable laws and regulations relating to insider trading when engaging in transactions in the Company’s securities. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended 2025.
Hedging and Pledging Policy
Under our Insider Trading Policy, our directors, executive officers, employees, certain designated consultants, and their designees may not hedge their ownership of our stock, including but not limited to trading in options, puts, calls, or other derivative instruments related to our stock or debt. Additionally, directors, executive officers, employees, certain designated consultants, and their designees may not purchase our stock on margin, borrow against our stock held in a margin account, or pledge our stock as collateral for a loan.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting and recommended that stockholders ratify such selection. PricewaterhouseCoopers LLP has audited our financial statements since the closing of the Merger in 2025 and served as Legacy Inmagene’s independent registered public accounting firm since December 2, 2024 Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.
Change in Auditor
As previously reported on August 2, 2025, the Audit Committee dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.
EY’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through August 2, 2025: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of such disagreements in connection with its reports on the consolidated financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
EY’s letter to the SEC stating its agreement with the statements in the two foregoing paragraphs was filed as an exhibit to our Current Report on Form 8-K dated August 5, 2025.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to ImageneBio, Inc. by PricewaterhouseCoopers LLP, our principal accountant for services rendered to Legacy Inmagene, prior to the closing of the Merger, and to the Company, following the closing of the Merger for the fiscal years ended 2025 and 2024.

	Fiscal Year Ended
	2025	2024
	(in thousands)
Audit Fees(1)	$2,876	$909
Total Fees	$2,876	$909

(1)
“Audit Fees” consist of fees in connection with the audit of our annual financial statements, including the audited financial statements as well as other financial statements presented in our Registration Statements on Form S-4 and Form S-1 filed with the SEC in connection with the Merger, the audited financial statements presented in our Annual Report on Form 10-K, for the reviews of our financial statements included in our Form 10-Q filings for each fiscal quarter, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. Included in the fiscal year 2025 Audit Fees are fees billed in connection with regulatory filings associated with the Merger and related transactions.

All fees incurred subsequent to the closing of the Merger in July 2025 were pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, the Audit Committee shall pre-approve all auditing services and the terms of those services and non-audit services rendered by our independent registered public accounting firm, PricewaterhouseCoopers LLP (other than non-audit services if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied and non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB). The pre-approval of non-audit services may be delegated to the chair of the Audit Committee, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant’s independence.
Audit Committee Report
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight board (“PCAOB”) and the Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
The Audit Committee
Joseph P. Slattery, (Chair)
David P. Bonita, M.D.
Otello Stampacchia, Ph.D.

PROPOSAL 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
THE 2025 EQUITY INCENTIVE PLAN
The Board is asking our stockholders to approve an amendment and restatement of the ImageneBio, Inc. 2025 Equity Incentive Plan (the “2025 Plan”, and as amended and restated, the “Amended 2025 Plan”), which was approved by the Board on April 27, 2026, subject to approval of our stockholders at the Annual Meeting.
The Amended 2025 Plan contains the following material changes from the 2025 Plan:
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Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2025 Plan will not exceed 2,527,248 shares, which is an increase of 850,000 shares over the aggregate number of shares of our common stock that may be issued under the 2025 Plan.

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Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the Amended 2025 Plan will be 7,581,744 shares, which is an increase of 2,550,000 shares over the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the 2025 Plan.

•
The calculation of the number of shares of our common stock added automatically on January 1 of each year after the approval of the Amended 2025 Plan (the “Evergreen Mechanism”), will be modified to be equal to 5.0% of the sum of (x) the total number of shares of common stock outstanding on December 31st of the preceding calendar year plus (y) the total number of shares of common stock issuable upon conversion of shares of convertible preferred stock outstanding on December 31st of the preceding calendar year plus (z) the total number of shares of common stock issuable upon cash exercise of prefunded warrants outstanding on December 31st of the preceding calendar year.

Reasons for the Amendment and Restatement of the 2025 Plan
We are seeking stockholder approval of the Amended 2025 Plan primarily to increase the number of shares available for the grant of stock options, restricted stock unit awards and other awards by 850,000 shares and to change the annual evergreen formula to reflect shares of common stock and shares of common stock that would otherwise be issued and outstanding but for beneficial ownership limitations applicable to our investors, which will enable us to have a competitive equity incentive program to compete with our peer group for key talent.
Our stockholders’ approval of the Amended 2025 Plan will allow us to continue to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by the Board, Compensation Committee or other authorized committee of the Board. The Amended 2025 Plan will also allow us to further utilize a broad array of equity incentives in order to secure and retain the services of our employees and directors, and to continue to provide long-term incentives that align the interests of our employees and directors with the interests of our stockholders.
Stockholder Approval
If our stockholders approve the Amended 2025 Plan as proposed, we will have approximately 1.6 million shares available for issuance pursuant to awards under the Amended 2025 Plan after the Annual Meeting, which we believe will satisfy our anticipated near term regular equity granting needs over the next few years.
Why You Should Vote for the Amended 2025 Plan
The Amended 2025 Plan Balances Compensation and Governance Best Practices
The Amended 2025 Plan contains certain provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:
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No discounted stock options or stock appreciation rights. Subject to limited exception, all stock options and stock appreciation rights granted under the Amended 2025 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

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Limit on non-employee director compensation. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board of Directors during such period, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

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No liberal change in control definition. The change in control definition in the Amended 2025 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2025 Plan to be triggered.

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Material amendments require stockholder approval. The Amended 2025 Plan requires stockholder approval of any material revisions to the Amended 2025 Plan. In addition, certain other amendments to the Amended 2025 Plan require stockholder approval.

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Awards subject to forfeiture/clawback. Awards granted under the Amended 2025 Plan will be subject to recoupment in accordance with our Compensation Recovery Policy and any other clawback policy that we adopt. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Overhang
The following table provides certain information regarding our equity incentive program.

As of April 28, 2026
Total number of shares of common stock subject to outstanding stock options	1,187,218
Weighted-average exercise price of outstanding stock options	$10.04
Weighted-average remaining term of outstanding stock options	7.99 years
Total number of shares of common stock subject to outstanding restricted stock unit awards	652,517
Total number of shares of common stock available for grant under the Inmagene Biopharmaceuticals 2019 Stock Incentive Plan (the “2019 Plan)	—
Total number of shares of common stock available for grant under the 2025 Plan	792,513
Total number of shares of common stock available for grant under the 2025 Equity Inducement Plan	918,558
Total number of shares of common stock outstanding on an as-converted basis(1)	17,049,465
Per-share closing price of common stock as reported on Nasdaq Capital Market(2)	$5.75

(1)	Reflects 11,279,130 shares of common stock outstanding and prefunded warrants to acquire 5,770,335 shares of common stock.
(2)	Reflects the closing price of our common stock on April 28, 2026.
•	Please also refer to section titled “Equity Benefit Plans.”
We Intend to Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
Our Board and its Compensation Committee (the “Compensation Committee”) continue to believe that equity incentive awards such as stock options and restricted stock unit awards are a vital part of our overall compensation program and enhance our ability to retain, recruit and motivate our personnel who are critical to our ability to execute successfully and implement our plans to advance IMA-007 for the treatment of atopic dermatitis and alopecia areata. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees because equity awards align the interests of our employees with those of our stockholders and are an important contributing factor to our success and the future growth of our business. Further, unlike most of our peer companies, we grant equity awards to our executive officers whose vesting is contingent on meeting pre-defined performance criteria, thereby further ensuring alignment with value creation. However, we recognize that equity incentive awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees. In addition, the vesting of some of our equity awards granted to our Named Executive Officers is contingent on meeting pre-defined performance criteria, thereby ensuring alignment with value creation.
Amended 2025 Plan
The following is a summary of the principal features of the Amended 2025 Plan, together with the applicable tax implications with respect to the Amended 2025 Plan. The summary is qualified by reference to the full text of the Amended 2025 Plan, which is attached as Annex A to this Proxy Statement.
Purpose. The Amended 2025 Plan is designed to secure and retain the services of our employees, consultants and directors, provide incentives for our employees and directors to exert maximum efforts for the success of the Company and our affiliates, and provide a means by which our employees, consultants and directors may be given an opportunity to benefit from increases in the value of our common stock.
Eligibility. Any individual who is an employee of the Company or any of its affiliates, or any person who provides services to the Company or its affiliates, including consultants and members of the Board, is eligible to receive awards under the Amended 2025 Plan at the discretion of the administrator.
Types of Awards. The Amended 2025 Plan provides for the grant of ISOs to employees of the Company, including employees of any parent or subsidiary of the Company, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors, and consultants of the Company, including employees and consultants of affiliates.
Share Reserve. As of April 28, 2026, the maximum number of shares of common stock reserved for issuance pursuant to awards under the 2025 Plan was 1,677,248 shares, of which up to 792,513 shares remained available for issuance. The Evergreen Mechanism currently provides that the number of shares reserved for issuance under the 2025 Plan automatically increases on each January 1 by 5% of the number of issued and outstanding shares of our common stock on December 31 of the preceding calendar year, through (and including) January 1, 2035, unless our Board determines to increase the share pool by a smaller number of shares.
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares that may be issued pursuant to awards under the Amended 2025 Plan will not exceed the sum of (a) 850,000 new shares, (b) 1,677,248 shares previously reserved for issuance under the Amended 2025 Plan, and (c) 0 Returning Shares (as defined in the 2025 Plan).
The Evergreen Mechanism under the Amended 2025 Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each calendar year from 2027 through 2036 equal to (1) 5.0% of the sum of (x) the total number of shares of common stock outstanding on December 31st of the preceding calendar year plus (y) the total number of shares of common stock issuable upon conversion of shares of convertible preferred stock outstanding on December 31st of the preceding calendar year plus (z) the total number of shares of common stock issuable upon cash exercise of prefunded warrants outstanding on December 31st of the preceding calendar year, or (2) a lesser amount as may be approved by the Board each year.
The maximum number of shares that may be issued pursuant to the exercise of stock options intended to qualify as ISOs under the Amended 2025 Plan is 7,581,744.
Shares subject to stock awards granted under our Amended 2025 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under our Amended 2025 Plan. Additionally, shares issued pursuant to stock awards under our Amended 2025 Plan that we repurchase or that are forfeited, as well as shares reacquired by us as consideration for the exercise or purchase price of a stock award or to satisfy tax withholding obligations related to a stock award, will become available for future grant under our Amended 2025 Plan.
Shares issued under our Amended 2025 Plan may be authorized but unissued or reacquired shares of our common stock.
If the Amended 2025 Plan described in this proposal is approved by our stockholders, we will file a Registration Statement on Form S-8 with the SEC with respect to the shares of common stock to be registered pursuant to the Amended 2025 Plan as soon as reasonably practicable following stockholder approval.

Plan Administration. The Board, or a duly authorized committee of the Board, will administer the Amended 2025 Plan. We sometimes refer to our Board, or the applicable committee with the power to administer our equity incentive plans, as the administrator. The administrator may also delegate to one or more persons or bodies the authority to (i) designate employees (other than officers) to receive specified awards, (ii) determine the number of shares subject to such awards and (iii) determine the terms of such awards. Such persons or bodies may not grant a stock award to themselves and neither the Board nor any committee may delegate authority to any person or body (who is not a member of the Board or such body that is not comprised solely of members of the Board) the authority to determine the fair market value of the common stock for purposes of the Amended 2025 Plan.
The administrator has the authority to determine the terms of awards, including recipients, the exercise, purchase or strike price of awards, if any, the number of shares subject to each award, the fair market value of a share of common stock, the vesting schedule applicable to the awards, together with any vesting acceleration, and the form of consideration, if any, payable upon exercise or settlement of the award and the terms of the award agreements for use under the Amended 2025 Plan.
In addition, subject to the terms of the Amended 2025 Plan, the administrator also has the power to modify outstanding awards under the Amended 2025 Plan, including the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.
Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the administrator. The administrator determines the exercise price for stock options, within the terms and conditions of the Amended 2025 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of common stock on the date of grant. Options granted under the Amended 2025 Plan vest at the rate specified in the stock option agreement as determined by the administrator.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of the Company’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the option is not exercisable after the expiration of five years from the date of grant.
Restricted Stock Unit Awards. Restricted stock units are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock units may be granted in consideration for the participant’s services to the Company. If any consideration is to be paid at the time of grant of the restricted stock units, as determined by the Board, any form of legal consideration that may be acceptable to the Board and permissible under applicable law will be permissible. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to the Company, or any other form of legal consideration that may be acceptable to the Board and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with the Company ends for any reason, any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with the Company may be received by the Company through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation grant agreements adopted by the administrator. The administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of common stock on the date of grant. A stock appreciation right granted under the Amended 2025 Plan vests at the rate specified in the stock appreciation right agreement as determined by the administrator.

Performance Awards. The Amended 2025 Plan permits the grant of performance-based stock and cash awards. The administrator may structure awards so that the shares of our stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any one of, or combination of, the following as determined by the administrator: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; relative stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales, annual recurring revenue or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholder’s equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the U.S. Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the administrator.
The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.
Other Stock Awards. The administrator may grant other awards based in whole or in part by reference to common stock. The administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including stock awards granted and cash fees paid by the Company to such non-employee director, will not exceed $750,000 in total value, or in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1 million in total value (in each case, calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).
Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the Amended 2025 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions. The following applies to stock awards under the Amended 2025 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or one of its affiliates or unless otherwise expressly provided by the administrator at the time of grant.
In the event of a corporate transaction, any stock awards outstanding under the Amended 2025 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Company with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.
In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award over (ii) any exercise price payable by such holder in connection with such exercise.
Under the Amended 2025 Plan, a corporate transaction is defined to include the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries; (ii) a sale or disposition of more than 50% of the Company’s outstanding securities; (iii) a merger, consolidation or similar transaction where the Company does not survive the transaction; and (iv) a merger or consolidation where the Company does survive the transaction but the shares of common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control. In the event of a change in control, as defined under the Amended 2025 Plan, awards granted under the Amended 2025 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.
Under the Amended 2025 Plan, a change in control is defined to include: (i) the acquisition by any person or company of more than 50% of the combined voting power of the Company’s then outstanding stock; (ii) a consummated merger, consolidation or similar transaction in which the Company’s stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (iii) a consummated sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries other than to an entity more than 50% of the combined voting power of which is owned by the Company’s stockholders; and (iv) an unapproved change in the majority of the Board.
Transferability. A participant may not transfer stock awards under the Amended 2025 Plan other than by will, the laws of descent and distribution, or as otherwise provided under the Amended 2025 Plan.

Plan Amendment or Termination. The Board has the authority to amend, suspend, or terminate the Amended 2025 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of the Company’s stockholders. No ISOs may be granted after the tenth anniversary of the date the Board adopted the Amended 2025 Plan. No stock awards may be granted under the Amended 2025 Plan while it is suspended or after it is terminated.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2025 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended 2025 Plan. The Amended 2025 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
NSOs
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Except as described below in connection with the deduction limit under Section 162(m) of the Code, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
ISOs
The Amended 2025 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the employee is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. To comply with the requirements of Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2025 Plan will be subject to the deduction limit under Section 162(m).
New Plan Benefits
In general, awards to executive officers, other employees and consultants are made at the discretion of the administrator. As a result, the benefits and amounts that will be received or allocated under the Amended 2025 Plan are not determinable at this time.
Plan Benefits Under 2025 Plan
The following table sets forth, for each of the individuals and various groups indicated, the total number of awards that have been granted under the 2025 Plan as of April 28, 2026.

2025 Plan
Name and position	Options	Number of RSUs	Aggregate Shares
Kristin Yarema, Ph.D., Chief Executive Officer, Director and interim principal financial officer	152,535	85,400	237,935
Benjamin Porter-Brown, M.D., Chief Medical Officer	—	—	—
David Bonita, M.D., Lead Independent Director	—	—	—
Otello Stampacchia, Ph.D., Director	—	—	—
Jonathan Jian Wang, Chairman of the Board	31,200	—	31,200
Joseph Slattery, Director	31,200	—	31,200
Weiguo Su, Director(1)	—	—	—
All current executive officers as a group	152,535	85,400	237,935
All current directors who are not executive officers as a group	62,400	—	62,400
All employees, including all current officers who are not executive officers, as a group	226,530	397,670	624,200

(1)	Dr. Su has waived any remuneration or fees for his role as a member of the Board.
Equity Compensation Plan Information
Please see the section of this Proxy Statement entitled “Equity Benefit Plans” for certain information with respect to compensation plans under which our equity securities are authorized for issuance.
Certain Interests of Directors
In considering the recommendation of our Board with respect to the approval of the Amended 2025 Plan, stockholders should be aware that the members of the Board have certain interests that may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Amended 2025 Plan. The Board recognizes that approval of this proposal may benefit our directors and their successors.
Required Vote of Stockholders
To be approved, this proposal must receive “For” votes from a majority of the total votes cast on the proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

DELINQUENT SECTION 16 REPORTS
Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of a company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC.
Based solely on our review of electronic filings with the SEC of such reports and written representations from our executive officers and directors that no Form 5 is required, we believe that our executive officers and directors complied with all Section 16(A) filing requirements during 2025, except that one report, covering an aggregate of three transactions, was filed late by Dr. Bonita; one report, covering an aggregate of three transactions, was filed late by Dr. Stampacchia; two reports, covering an aggregate of four transactions were filed late by Dr. Lu; two reports, covering an aggregate of two transactions were filed late by Dr. Wang; two reports, covering an aggregate of three transactions were filed late by Mr. Wang, one report was filed late by Dr. Su, and Dr. Su failed to file one report, covering one transaction.

EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our executive officers as of April 28, 2026.

Name	Age	Position(s)
Kristin Yarema, Ph.D.	55	Chief Executive Officer and Director and interim principal financial officer
Benjamin Porter-Brown, M.D.	53	Chief Medical Officer

Kristin Yarema, Ph.D. Biographical information for Dr. Yarema is included above with the director biographies under the caption “Class III Directors Continuing in Office Until Our 2027 Annual Meeting”.
Benjamin Porter-Brown, M.D. Dr. Porter-Brown has served as our Chief Medical Officer since February 2026. He served as Chief Medical Officer of Bicept Biologics Ltd. from May 2025 to January 2026 and as a member of the board of directors from May 2025 to February 2026. Dr. Porter-Brown served as Chief Medical Officer of MoonLake Immunotherapeutics, leading development of sonelokimab in a variety of immune mediated diseases from August 2023 to August 2025. Previously, he served as Vice President, Clinical Development at Kymab Ltd. from January 2017 to August 2023 where he led the development of amlitelimab that led to the acquisition by Sanofi in 2021, where he continued to lead its development in a variety of immune mediated diseases. Dr. Porter-Brown previously worked as a general physician in the UK NHS before joining Roche Pharmaceuticals where he held a variety of clinical development roles over 16 years with his last post being Global Head of Infectious Diseases. He received a BSc (Hons) in Pharmacology with Basic Medical Sciences from the University of London and Medical Degree from Imperial College of London.
Each executive officer serves at the discretion of our Board and holds office until the executive officer’s successor is duly elected and qualified or until the executive officer’s earlier resignation or removal.

EXECUTIVE AND DIRECTOR COMPENSATION
The following tables and accompanying narrative disclosure set forth information about the compensation provided to our named executive officers during the years ended December 31, 2025 and 2024. These executive officers, who include the individuals who served as our principal executive officer in 2025 and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of the fiscal year ended December 31, 2025 and up to two additional individuals who would have been named executive officers but for the fact that they were not serving as executive officers at the end of the fiscal year ended December 31, 2025, were:
•	Kristin Yarema, Ph.D., Chief Executive Officer;
•	Mark Manfredi, Ph.D., former President and Chief Executive Officer;
•	Yufang Lu, former Chief Medical Officer; and
•	Jotin Marango, former Chief Financial Officer.
We refer to these individuals as our named executive officers. As of the fiscal year ended December 31, 2025, Dr. Yarema was the sole executive officer of the Company.
Summary Compensation Table
The following table shows for the fiscal years ended December 31, 2025 and 2024, compensation awarded to or paid to, or earned by, the named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Kristin Yarema, Ph.D.(6) Chief Executive Officer	2025	274,615	291,918	1,312,468	6,148,382	138,082	5,733	8,171,198
Mark Manfredi, Ph.D.(7) Former President and Chief Executive Officer	2025	338,745	890,000	—	—	—	1,483,072	2,711,817
	2024	569,000		—	334,016	284,500	14,694	1,202,210
YuFang Lu, M.D., Ph.D.(8) Former Chief Medical Officer	2025	452,011	—	—	—	—	195,842	647,852
Jotin Marango, M.D., Ph.D.(9) Former Chief Financial Officer	2025	392,607	905,000	—	—	—	271,631	1,569,237
	2024	456,133	165,000	—	701,248	188,000	813	1,511,194

(1)
With respect to Dr. Manfredi, the amount represents (i) a one-time transaction bonus of $590,000 paid on August 1, 2025, which was subject to any reduction required under the best net after-tax cutback provision in the Manfredi Agreement (as defined below), and (ii) the Manfredi Retention Award (as defined below) of $300,000 pursuant to the Manfredi Retention Award Agreement (as defined below) paid on July 30, 2025. With respect to Dr. Yarema, the amount reflects (i) a sign-on bonus pursuant to the terms of Dr. Yarema’s offer letter and (ii) a discretionary cash bonus earned in 2025, which was approved by our compensation committee in recognition of Dr. Yarema’s exceptional effort and work to the Company following the Merger. With respect to Dr. Marango, the 2025 amount represents (i) retention bonuses he received in 2025, in an amount equal to (a) $85,000 paid on July 30, 2025 and (b) $70,000 paid on July 30, 2025 and (ii) a one-time transaction bonus of $750,000 paid on August 1, 2025, which was subject to any reduction required under the best net after-tax cutback provision in the Marango Agreement (as defined below).

(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the restricted stock units granted in fiscal year 2025. The amount included has been computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are described in Note 13 to our audited consolidated financial statements for the year ended December 31, 2025. This amount does not reflect the actual economic value that will be realized by our named executive officer upon the vesting of the restricted stock units or the sale of the common stock underlying such restricted stock units.

(3)
The amounts reported represent the aggregate grant date fair value of the stock option awards granted to the named executive officers during fiscal years 2025 and 2024, calculated in accordance with ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair values of the awards reported in this column are described in Note 13 to our audited consolidated financial statements for the year ended December 31, 2025. The amounts reported in this column reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received upon exercise of the stock option or any sale of any of the underlying shares of common stock.

(4)
Represents performance-based cash bonuses earned in the applicable fiscal year and paid in the following fiscal year. See “—Non-Equity Incentive Plan Compensation” below for a description of the material terms of the program pursuant to which this compensation was awarded.

(5)
Amounts represent matching contributions under our 401(k) plan, life insurance premiums paid, change in control or termination payments and the dollar value of dividends or earnings paid on stock or option awards, if not factored into grant date fair values. For calendar year 2025, the following amounts represent contributions under our 401(k) plan: $5,265 for Dr. Yarema, $14,000 for Dr. Manfredi and $13,496 for Dr. Lu. For calendar year 2025, the following amounts represent paid life insurance premiums: $468 for Dr. Yarema, $868 for Dr. Manfredi, $745 for Dr. Lu and $914 for Dr. Marango. For calendar year 2025, the following amounts represent change in control or termination payments: $1,183,520 for Dr. Manfredi and $181,600 for Dr. Lu. For calendar year 2025 the following amounts represent the dollar value of the shares of the Company’s voting common stock received by Dr. Manfredi and Mr. Marango for their in the money Ikena options held at the time of the Merger: $284,684 for Dr. Manfredi and $270,716 for Dr. Marango.

(6)
Dr. Yarema was appointed as Chief Executive Officer upon the closing of the Merger. All compensation reported for 2025 in this table reflects compensation paid by us or earned in the period following the Merger through December 31, 2025.

(7)	Upon the closing of the Merger, Dr. Manfredi resigned from all positions held at Ikena and its subsidiaries.
(8)
Dr. Lu was appointed as Chief Medical Officer upon the closing of the Merger. Dr. Lu resigned as our Chief Medical Officer, effective as of December 31, 2025. All compensation reported for 2025 in this table reflects compensation paid by us in 2025, which, in light of the Merger, reflects payments made by Ikena from January 1, 2025 through the date of the Merger and compensation paid by ImageneBio or earned in the period following the Merger through December 31, 2025.

(9)
Upon the closing of the Merger, Dr. Marango became our Chief Financial Officer and Corporate Secretary. Dr. Marango resigned from all of his positions with the Company, effective as of October 20, 2025.

Narrative Disclosure to Summary Compensation Table
Our compensation committee determines our executive officers’ compensation in accordance with the terms of our compensation committee’s written charter, and will review and discuss management’s proposed compensation with our chief executive officer for all executives other than our chief executive officer. Our compensation committee generally reviews compensation annually for all employees, including our named executive officers, and will consider compensation for comparable positions in the market, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to our Company.
Annual Base Salary
Our named executive officers each receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer was intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors or our compensation committee, and were adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.
The 2025 annual base salaries for our named executive officers are set forth in the table below:

Name	Base Salary ($)
Kristin Yarema, Ph.D.(1)	630,000
Mark Manfredi, Ph.D.	591,760
Yufang Lu, M.D., Ph.D.	453,859
Jotin Marango, M.D., Ph.D.	488,800

(1)	In March 2026, the Board approved an increase in Dr. Yarema’s base salary to $680,000, effective January 1, 2026.
Non-Equity Plan Compensation
In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses, which were designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward its executives for individual achievement towards these goals. The performance-based bonus generally is based on the extent to which the Company achieved the specified corporate goals that its board of directors established. After the end of the year, our Board reviews the Company’s performance against the established corporate goals and approves the extent to which the Company achieved such goals.
The annual performance-based bonus opportunities are based on personal performance and the extent to which the Company achieved corporate goals relating to capital raising, partner and grant funding and progress with clinical development for the fiscal year ended December 31, 2025. The corporate goals were established so that target attainment is not assured. Instead, our executives were required to demonstrate significant effort, dedication, and achievement to attain payment for performance at target or above.

The target annual bonus for each of Dr. Yarema, Dr. Manfredi, Dr. Lu and Dr. Marango, for the fiscal year ended December 31, 2025 were 50%, 50%, 30% and 40% of annual base salary, respectively. With respect to the fiscal year ended December 31, 2025, our compensation committee approved a bonus for Dr. Yarema of $250,000 (the “Yarema 2025 Bonus”) and determined that the Company achieved its corporate goals at 100%. Based on the contractual terms of Dr. Yarema’s offer letter, the non-equity compensation portion of the Yarema 2025 Bonus was $138,082 (100% of target with a 50% target bonus, prorated to the number of days Dr. Yarema was employed by the Company in 2025). The remaining $111,918 is deemed a discretionary bonus and is addressed below under the “Bonuses.” Dr. Manfredi, Dr. Lu, and Dr. Marango were no longer employed as officers and were ineligible to receive annual discretionary cash bonuses. In March 2026, the Board approved a target annual bonus for Dr. Yarema for the fiscal year ending December 31, 2026 of 60%. These amounts are listed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Bonuses
In July 2024, Ikena entered into retention agreements (“Retention Agreements”) with each of its named executive officers. Pursuant to his Retention Agreement, Dr. Manfredi received a one-time discretionary bonus of $300,000 paid in July 2025 following the closing of the Merger. Dr. Marango’s Retention Agreement provided for payment of his retention bonus in three installments, with $82,500 paid on July 15, 2024, $82,500 paid at the time of the signing of the Merger Agreement, and a final payment of $85,000 that was paid upon the closing of the Merger.
In July 2025, we approved certain one-time transaction bonuses payments to certain service providers of the Company in connection with the closing of the Merger, including $590,000 for Dr. Manfredi and $750,000 for Dr. Marango.
In February 2026, our compensation committee approved the Yarema 2025 Bonus. As discussed above, $111,918 of the Yarema 2025 Bonus was deemed to be a one-time discretionary bonus to Dr. Yarema awarded in recognition of her exceptional effort and work to the Company following the Merger.
Equity-Based Incentive Awards
Ikena’s equity grant program was intended to align the interests of its named executive officers with those of its stockholders and to motivate them to make important contributions to Ikena’s performance. Ikena believed that equity grants provided its executives with a strong link to its long-term performance, created an ownership culture and helped to align the interests of Ikena’s executives and its stockholders. These equity awards were a key aspect of Ikena’s compensation philosophy and served to align the interests of Ikena’s executive officers with its stockholders, as they were tied to future increases in the value of Ikena’s stock. Further, Ikena believed that equity awards with a time-based vesting feature promoted retention because this feature incentivized Ikena’s named executive officers to remain in Ikena’s employment during the vesting period. In 2024, Ikena granted stock options to each of Ikena’s named executive officers, as reflected in the “—Outstanding Equity Awards as of December 31, 2025” below.
Following the Merger, our equity-based incentive awards granted to our named executive officers are designed to align the interests of our named executive officers with those of our stockholders. Vesting of equity awards is or is expected to be generally tied to each officer’s continuous service with us and serves or will serve as an additional retention measure. Executives generally will be awarded an initial new hire grant upon commencement of employment and thereafter on an annual basis. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance. Unless and until our Board provides otherwise, all equity awards will be granted pursuant to our 2025 Equity Incentive Plan (the “2025 Plan”), the terms of which plan are described below under “—Equity Benefit Plans-2025 Equity Incentive Plan.”

Outstanding Equity Awards as of December 31, 2025
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units or stock that have not vested ($)(1)
Kristin Yarema	7/25/2025	—	24,435(2)	16.37	7/27/2035
	7/25/2025		436,080(3)	16.37	7/27/2035	—
	7/25/2025					153,505(4)	1,059,185
Mark Manfredi, Ph.D.	—	—	—	—	—	—
Yufang Lu, M.D., Ph.D.(5)	2/27/2023	27,013(6)	11,124	28.71	2/26/2033	—
	7/14/2023	18,369(7)	9,090	4.59	7/13/2033	—
	3/21/2024	2,008(8)	2,583	4.59	3/20/2034	—
	6/14/2024	2,287(9)	3,815	4.59	6/13/2034	—
Jotin Marango, M.D., Ph.D.	—	—	—	—	—	—

(1)	The market value is based on the closing price of our common stock as of December 31, 2025 of $6.90 per share.
(2)
This option was granted under our 2025 Plan. One-fourth of the shares subject to each option vests on the first anniversary of July 25, 2025, and 1/48th of the shares subject to each option vest monthly thereafter, subject to Dr. Yarema’s continuous service with us as of such vesting date.

(3)
This option was granted under our 2025 Inducement Plan. One-fourth of the shares subject to each option vests on the first anniversary of July 25, 2025, and 1/48th of the shares subject to each option vest monthly thereafter, subject to Dr. Yarema’s continuous service with us as of such vesting date.

(4)
Represents a restricted stock unit award for 153,505 shares of our common stock granted under our 2025 Inducement Plan on November 12, 2025. One-fourth of the shares subject to the restricted stock unit award shall vest on the first anniversary of July 25, 2025, and 1/16th of the shares subject to the restricted stock unit award shall vest quarterly thereafter with the first such quarterly vesting date as of September 15, 2026, subject to Dr. Yarema’s continuous service with us as of such vesting date.

(5)	Each of Dr. Lu’s options were granted pursuant to the terms of our 2019 Plan (defined below).
(6)
One-fourth of the shares subject to the option vested on the one year anniversary of the vesting commencement date and the balance of the shares vested or will vest in a series of 36 successive equal monthly installments measured from the first anniversary of the vesting commencement date.

(7)
(i) 15,255 shares subject to the option vest as follows: 25% of such shares vested on the one year anniversary of the vesting commencement date and the balance of such shares will vest in a series of 36 successive equal monthly installments measured from the first anniversary of the vesting commencement date and (ii) 12,204 shares subject to the option vest as follows: (a) 3,051 of such shares will vest at the end of the first anniversary of grantee’s qualified move to San Diego (“QMSD”) and (b) 9,153 of such shares will vest in equal annual installments over the following three years measured from the first anniversary of the QMSD, subject to grantee’s QMSD not being terminated.

(8)
25% of the shares subject to the option vested on the one year anniversary of the vesting commencement date and the balance of the shares vested or will vest in a series of 36 successive equal monthly installments measured from the first anniversary of the vesting commencement date.

(9)
25% of the shares subject to the option vested on the one year anniversary of the vesting commencement date and the balance of the shares vested or will vest in a series of 36 successive equal monthly installments measured from the first anniversary of the vesting commencement date.

Employment Agreements
Below are descriptions of our employment arrangements with our named executive officers. The employment of each of our named executive officers was “at will” and was terminable at any time. Regardless of the manner in which a named executive officer’s service terminates, each named executive officer is entitled to receive amounts earned during his term of service, including unpaid salary. Dr. Lu’s share options granted prior to the Merger are subject to the terms of the 2019 Plan; a description of the termination and change in control provisions in the 2019 Plan and options granted thereunder is provided below under “—Equity Benefit Plans—2019 Stock Incentive Plan.”

Kristin Yarema, Ph.D.
In July 2025, we entered into an offer letter, dated July 23, 2025, with Dr. Yarema (the “Yarema Offer Letter”), which provides for the following compensation: (i) an initial annual base salary of $630,000, (ii) a one-time signing bonus of $180,000 payable within 30 days of the Closing Date, and (iii) eligibility to receive an annual discretionary performance bonus, with a target bonus percentage of 50% of her base salary, pro-rated in case of a partial calendar year. In addition, pursuant to the Yarema Offer Letter, Dr. Yarema is entitled to the stock options and RSU described above under “—Equity-Based Incentive Awards.”
Under the terms of the Yarema Offer Letter, if Dr. Yarema’s employment is terminated by us without cause or by Dr. Yarema for good reason not in connection with a change of control, and subject to the execution of a release of claims in favor of us, she is entitled to receive (i) payments aggregating to twelve months of her base salary for the year in which the termination occurs, which shall be paid ratably in accordance with our payroll procedures over twelve months and (ii) reimbursement for COBRA premiums for up to twelve months following the date of termination. Such severance benefits may not be aggregated with any other severance benefits made available by us pursuant to any written agreement, plan or policy.
Additionally, under the terms of the Yarema Offer Letter, if Dr. Yarema’s employment is terminated without cause or by Dr. Yarema for good reason in connection with a change of control and subject to the execution of a release of claims in favor of us, she is entitled to receive (i) payments aggregating to eighteen months of her base salary for the year in which the termination occurs, which shall be paid ratably in accordance with our payroll procedures over eighteen months, provided that if such change of control also qualifies as a Section 409A change in control, then such amount will be paid in a lump sum on the first regularly-scheduled payroll date following the 60th day after such termination; (ii) reimbursement for COBRA premiums for up to eighteen months following the date of termination; (iii) a lump sum payment equal to her target cash bonus for the bonus year in which such termination occurs; and (iv) accelerated vesting of outstanding time-based equity awards. Such severance benefits may not be aggregated with any other severance benefits made available by us pursuant to any written agreement, plan or policy.
Mark Manfredi, Ph.D.
In March 2021, Ikena entered into an employment agreement with Dr. Manfredi (the “Manfredi Agreement”), which provided that, in the event that Dr. Manfredi’s service with Ikena was terminated without “cause” or for “good reason” (in each case, as defined in the Manfredi Agreement), on or within 12 months after the closing of a “change in control” (as defined in the Manfredi Agreement), Dr. Manfredi was entitled to the following severance benefits, subject to Dr. Manfredi executing a separation agreement and it becoming effective, (i) a lump-sum payment equal to 1.5 times the sum of (a) Dr. Manfredi’s then-current base salary or the base salary in effect immediately prior to the change in control, if higher, plus (b) Dr. Manfredi’s annual target bonus for the then-current year; (ii) immediate acceleration of all time-based stock options and other stock-based awards subject to time-based vesting held by Dr. Manfredi, effective as of the later of the date of termination or the effective date of the separation agreement and release; and (iii) up to 18 months of the employer portion of COBRA premium payments (collectively, the “Change-in-Control Benefits”).
In the event that Dr. Manfredi’s service with Ikena was terminated without “cause” or for “good reason” (in each case, as defined in the Manfredi Agreement), other than in connection with a “change in control,” Dr. Manfredi was entitled to the following severance benefits, subject to Dr. Manfredi executing a separation agreement and release and it becoming effective: (i) payments equal to 12 months of Dr. Manfredi’s then-current base salary and (ii) up to 12 months of the employer portion of COBRA premium payments.
In addition, Ikena entered into a retention award agreement with Dr. Manfredi (“Manfredi Retention Award Agreement”) in July 2024 (the “Manfredi Retention Award”) which provided for a one-time retention bonus of $300,000 paid within two business days of the closing of the Merger.
On January 10, 2025, Ikena’s board of directors approved an amendment to the Manfredi Agreement which provided for certain additional benefits to Dr. Manfredi upon termination in the event that his employment was terminated without “cause” or he resigned for any reason during the “change in control period” (in each case, as defined in the Manfredi Agreement). Under such circumstances, all time-based stock options and awards held by Dr. Manfredi would accelerate as of the later of the date of his termination or a “change in control” (the “Manfredi Accelerated Vesting Date”). The termination or forfeiture of any unvested stock options or awards would also be delayed until the Manfredi Accelerated Vesting Date if such awards do not otherwise vest pursuant to a separation agreement and release.
On July 25, 2025, effective upon the closing of the Merger, Dr. Manfredi resigned from all positions held at Ikena and its subsidiaries. In accordance with the Manfredi Agreement, effective upon Dr. Manfredi’s separation of employment with Ikena and his execution of a separation agreement with Ikena, Dr. Manfredi became entitled to the Change in Control Benefits and received the Change in Control Benefit Payment of $1,183,520 paid on August 6, 2025. In addition, following the Merger, Dr. Manfredi received a one-time transaction bonus of $590,000 paid on August 1, 2025, which was subject to any reduction required under the best net after-tax cutback provision in the Manfredi Agreement, the Manfredi Retention Award of $300,000 pursuant to the Manfredi Retention Award Agreement paid on July 30, 2025.
Yufang Lu, M.D., Ph.D.
On December 11, 2022, Legacy Inmagene and Dr. Lu entered into an offer letter, pursuant to which she was entitled to an initial base salary of $432,000 and an annual target performance bonus of 30% of her annual base salary based on achievement of certain performance objectives. In addition, Dr. Lu was granted an option to purchase 38,137 Legacy Inmagene ordinary shares under the 2019 Plan which vest over a period of four years with 25% of the shares underlying the option vesting on the one-year anniversary of the vesting commencement date and 1/48th of the shares underlying the option vesting on a monthly basis thereafter, subject to continued service through each vesting date.
On October 8, 2024, Legacy Inmagene and Dr. Lu entered into a severance rights agreement. Under the terms of the agreement, if Dr. Lu is terminated without cause or resigns for good reason (in each case as defined in the agreement), then she will be entitled to severance payments equal to six months of continued base salary, employer paid medical benefits for up to six months following termination, and additionally, if such termination or resignation occurs upon or within 12 months of a change in control, full acceleration of her equity awards, provided that in either case, she executes an effective release of claims.
On December 18, 2025, we entered into a separation agreement with Dr. Lu, who will provide consulting services to the Company until March 31, 2026. Under the separation agreement, we agreed to pay Dr. Lu her potential 2025 annual bonus award of $181,600. As compensation for any such consulting services under the separation agreement, we have agreed to pay Dr. Lu a monthly retainer of $5,000 for up to ten hours a month and at a rate of $500 per hour for any consulting services in excess of ten hours per month. Additionally, if Dr. Lu remains a consultant through March 31, 2026, under the terms of the severance agreement, all vested options as of the date her continuous services ceases will remain exercisable until the earlier of (i) the date that is six months after March 31, 2026 and (ii) the original expiration date of the equity awards.
Jotin Marango, M.D., Ph.D.
In April 2022, Ikena entered into an employment agreement with Dr. Marango (the “Marango Agreement”). In the event that Dr. Marango’s service with Ikena is terminated “without cause” or for “good reason” (in each case, as defined in the Marango Agreement), on or within 45 days immediately preceding or 12 months after the closing of a “change in control” (as defined in the Marango Agreement), Dr. Marango will be entitled to the following severance benefits, subject to Dr. Marango executing a separation agreement and it becoming effective, (i) a lump-sum payment equal to the sum of (a) Dr. Marango’s then-current base salary or the base salary in effect immediately prior to the “change in control,” if higher, plus (b) Dr. Marango’s annual target bonus for the then-current year or the target bonus in effect immediately prior to the “change in control,” if higher; and (ii) up to 12 months of the employer portion of COBRA premium payments.
In the event that Dr. Marango’s service with Ikena is terminated without “cause” or for “good reason” (in each case, as defined in the Marango Agreement), other than in connection with a “change in control” (as defined in the Marango Agreement), Dr. Marango will be entitled to the following severance benefits, subject to Dr. Marango executing a separation agreement and release and it becoming effective: (i) a lump-sum payment equal to nine months of Dr. Marango’s then-current base salary and (ii) up to 9 months of the employer portion of COBRA premium payments.

On January 10, 2025, Ikena’s board of directors approved an amendment to the Marango Agreement which provides for certain additional benefits to Dr. Marango upon termination in the event that his employment is terminated by us without “cause” or Dr. Marango resigns for any reason during the “change in control period” (in each case, as defined in the Marango Agreement). Under such circumstances, all time-based stock options and awards held by Dr. Marango will accelerate as of the Marango Accelerated Vesting Date. The termination or forfeiture of any unvested stock options or awards will also be delayed until the Marango Accelerated Vesting Date if such awards do not otherwise vest pursuant to a separation agreement and release. We have paid Dr. Marango $10,001 of COBRA premium payments as of March 31, 2026.
In addition, Ikena entered into a retention award agreement with Dr. Marango in July 2024, and approved an amendment of such agreement on January 10, 2025 (the “Marango 2024 Retention Award”) which generally provided for payment of his retention bonus in three installments, with $82,500 paid on July 15, 2024, $82,500 paid at the time of the signing of the Merger Agreement, and $85,000 paid on July 30, 2025. Additionally, Ikena also approved a retention bonus agreement with Dr. Marango in February 2025 (the “Marango 2025 Retention Award” and together with the Marango 2024 Retention Award, the “Marango Retention Awards”) which generally provided for the payment of a one-time discretionary bonus of $70,000, paid on July 30, 2025. In addition, following the Merger, Dr. Marango received a one-time transaction bonus of $750,000 paid on August 1, 2025 (the “Transaction Bonus”), which was subject to any reduction required under the best net after-tax cutback provision in the Marango Agreement. The Transaction Bonus was intended to be paid in lieu of the potential severance payments available under the Marango Agreement in the event of Dr. Marango’s resignation.
Severance and Change in Control Plan
On April 27, 2026, the Company adopted the ImageneBio, Inc. Severance and Change in Control Plan (the “Severance Plan”). Following the effective date of the Severance Plan, the Severance Plan provides for severance benefits to our executive officers, including Dr. Yarema, upon a “covered termination.”
Upon a covered termination that occurs during a “change in control period,” Dr. Yarema will be entitled to a lump sum payment equal to 18 months of her base salary, a lump sum payment equal to 100% of her target annual bonus, payment of continued group health benefits for a period of 18 months, and full accelerated vesting of all outstanding equity awards. Upon a covered termination that occurs outside of a change in control period, Dr. Yarema will be entitled to continued base salary payments equal to 12 months of her base salary, paid in accordance with our regular payroll practices over such period, and payment of continued group health benefits for such 12-month period.
All severance benefits under the Severance Plan are subject to the covered executive's execution of an effective release of claims against the Company within 60 days of the covered termination and compliance with the terms of our standard Employee Confidential Information and Inventions Assignment Agreement and any other written agreement between the covered executive and the Company. For purposes of the Severance Plan, a “covered termination” is a termination of employment by the Company without “Cause,” as defined in the Severance Plan, or as a result of Dr. Yarema's resignation for “Good Reason,” as defined in the Severance Plan, in either case resulting in a separation from service. For purposes of the Severance Plan, a “change in control period” is the period commencing on the closing of a “change in control,” as defined in the ImageneBio, Inc. 2025 Equity Incentive Plan, and ending on the first anniversary of such closing.
Retirement Benefits
We maintain a tax-qualified 401(k) retirement plan that provides eligible U.S. employees, including the named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Pursuant to the terms of such 401(k) plan, each participant may contribute a portion of his or her eligible compensation or the statutory limit, which was $23,500 for calendar year 2025. Participants who are 50 years old or older can also make “catch-up” contributions, which in calendar year 2025 was up to an additional $7,500, above the statutory limit. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee. During 2025, we provided matching contributions of $5,265 to Dr. Yarema and $13,496 to Dr. Lu.
We do not maintain, and none of our named executive officers were eligible to participate in, any defined benefit pension plan or nonqualified deferred compensation plan.
Ikena maintained a 401(k) retirement savings plan for our employees, including Ikena’s named executive officers, who satisfied certain eligibility requirements. Ikena made a 401(k) employer matching contribution of 4% of an employee’s elective deferral up to 6% of the employees eligible compensation up to a maximum matching contribution of $14,000 per year. Prior to the closing of the Merger, Drs. Manfredi and Marango were eligible to participate in the 401(k) plan on the same terms as other full-time employees. Ikena’s 401(k) plan is intended to qualify for favorable tax treatment under Section 401(a) of the Code, and contained a cash or deferred feature that was intended to meet the requirements of Section 401(k) of the Code. Ikena believed that providing a vehicle for tax-deferred retirement savings through its 401(k) plan added to the overall desirability of Ikena’s executive compensation package and further incentivized Ikena’s employees, including our named executive officers, in accordance with Ikena’s compensation policies.
Other Compensation and Benefits
All of our named executive officers are eligible to participate in our employee benefit plans, in each case on the same basis as all of our other employees. These employee benefit plans include medical, dental, vision, short- and long-term disability and life and accidental dismemberment insurance plans. We paid the premiums for the life and accidental dismemberment insurance plans for certain of our named executive officers. We otherwise generally do not provide perquisites or personal benefits to our named executive officers.
Equity Benefit Plans
2025 Equity Incentive Plan
Our Board and stockholders adopted the 2025 Plan in connection with the Merger, which became effective on the date immediately following the consummation of the Merger and following the Reverse Stock Split. The 2025 Plan is a successor to and continuation of Ikena’s 2021 Stock Option and Incentive Plan, as amended from time to time, which is referred to herein as the “2021 Plan.” Since the 2025 Plan is effective, no further grants will be made under the 2021 Plan.
Eligibility. Any individual who is an employee of us or any of our affiliates, or any person who provides services to us or our affiliates, including consultants and members of our Board, is eligible to receive awards under the 2025 Plan at the discretion of the administrator.
Types of Awards. The 2025 Plan provides for the grant of incentive stock options (“ISOs”) to our employees, including employees of any parent or subsidiary of us, and for the grant of NSOs, SARs, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to our employees, directors, and consultants, including employees and consultants of affiliates.
Authorized Shares. Initially, the maximum number of shares of common stock that may be issued under the 2025 Plan will equal the sum of (i) new shares of common stock in an amount equal to 10% of the total number of shares of our capital stock outstanding on the effective date of the 2025 Plan, which was equal to 1,118,167, plus (ii) the shares of common stock subject to outstanding stock awards granted under the 2021 Plan that, on or after the 2025 Plan became effective, (A) expire or otherwise terminate prior to exercise or settlement; (B) are not issued because the stock award or any portion thereof is settled in cash; (C) are forfeited or repurchased because of the failure to vest; or (D) are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price if any, as such shares becomes available from time to time. In addition, the number of shares of common stock reserved for issuance under the 2025 Plan will automatically increase on January 1 of each calendar year, starting on January 1, 2026 through January 1, 2035, in an amount equal to 5% of the total number of shares of our capital stock outstanding on the last day of the calendar month before the date of each automatic increase, or a lesser number of shares determined by our Board. The maximum number of shares of common stock that may be issued on the exercise of ISOs under the 2025 Plan is 3,419,172. Shares subject to stock awards granted under the 2025 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the 2025 Plan. Additionally, shares become available for future grant under the 2025 Plan if they were issued stock awards under the 2025 Plan and we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.
Plan Administration. The Board, or a duly authorized committee of the Board, will administer the 2025 Plan. We sometimes refer to our Board, or the applicable committee with the power to administer our equity incentive plans, as the administrator. The administrator may also delegate to one or more persons or bodies the authority to (i) designate employees (other than officers) to receive specified awards, and (ii) determine the number of shares subject to such awards. Such persons or bodies may not grant a stock award to themselves and neither the Board nor any committee may delegate authority to any person or body (who is not a member of the Board or such body that is not comprised solely of members of the Board) the authority to determine the fair market value of our common stock for purposes of the 2025 Plan.
The administrator has the authority to determine the terms of awards, including recipients, the exercise, purchase or strike price of awards, if any, the number of shares subject to each award, the fair market value of a share of common stock, the vesting schedule applicable to the awards, together with any vesting acceleration, and the form of consideration, if any, payable upon exercise or settlement of the award and the terms of the award agreements for use under the 2025 Plan.
In addition, subject to the terms of the 2025 Plan, the administrator also has the power to modify outstanding awards under the 2025 Plan, including the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.
Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the administrator. The administrator determines the exercise price for stock options, within the terms and conditions of the 2025 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of common stock on the date of grant. Options granted under the 2025 Plan vest at the rate specified in the stock option agreement as determined by the administrator.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the option is not exercisable after the expiration of five years from the date of grant.
Restricted Stock Unit Awards. Restricted stock units are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock units may be granted in consideration for the participant’s services to us. If any consideration is to be paid at the time of grant of the restricted stock units, as determined by our Board, any form of legal consideration that may be acceptable to our Board and permissible under applicable law will be permissible. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, any or all of the shares of our common stock held by the participant that have not vested as of the date the participant terminates service with us may be received by us through a forfeiture condition or a repurchase right.
SARs. SARs are granted under stock appreciation grant agreements adopted by the administrator. The administrator determines the purchase price or strike price for a SAR, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A SAR granted under the 2025 Plan vests at the rate specified in the stock appreciation right agreement as determined by the administrator.
Performance Awards. The 2025 Plan permits the grant of performance-based stock and cash awards. The administrator may structure awards so that the shares of our stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any one of, or combination of, the following as determined by the administrator: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales, annual recurring revenue or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholder’s equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the U.S. Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the administrator.
The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, our Board will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, our Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.
Other Stock Awards. The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year that begins on or after the effective date of this offering, including stock awards granted and cash fees paid by us to such non-employee director, will not exceed $750,000 in total value, or in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1 million in total value (in each case, calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).
Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the 2025 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the 2025 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement us or one of its affiliates or unless otherwise expressly provided by the administrator at the time of grant.
In the event of a corporate transaction, any stock awards outstanding under the 2025 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.
In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award over (ii) any exercise price payable by such holder in connection with such exercise.
Under the 2025 Plan, a corporate transaction is defined to include the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or disposition of all or substantially all of our and our subsidiaries’ consolidated assets; (ii) a sale or disposition of more than 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction where we do not survive the transaction; and (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control. In the event of a change in control, as defined under the 2025 Plan, awards granted under the 2025 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.
Under the 2025 Plan, a change in control is defined to include: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (iii) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our and our subsidiaries’ consolidated assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; and (iv) an unapproved change in the majority of our Board.
Transferability. A participant may not transfer stock awards under the 2025 Plan other than by will, the laws of descent and distribution, or as otherwise provided under the 2025 Plan.
Plan Amendment or Termination. Our Board has the authority to amend, suspend, or terminate the 2025 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board adopted the 2025 Plan. No stock awards may be granted under the 2025 Plan while it is suspended or after it is terminated.

2025 Employee Stock Purchase Plan
Our Board and stockholders adopted the 2025 Employee Stock Purchase Plan (the “ESPP”) in connection with the Merger, which became effective on the date immediately following the consummation of the Merger and following the Reverse Stock Split, but no offering has yet commenced under the ESPP. The following summary does not contain all of the terms and conditions of the ESPP and is qualified in its entirety by reference to the ESPP included as an exhibit to the registration statement of which this prospectus forms a part.
Purpose. The purpose of the ESPP is to provide a means by which our eligible employees and eligible employees of certain designated companies may be given an opportunity to purchase shares of our common stock following the closing of the Merger.
The ESPP will include two components. One component is designed to allow eligible U.S. employees to purchase ordinary shares in a manner that may qualify for favorable tax treatment under Section 423 of the Code. The other component permits the grant of purchase rights that do not qualify for such favorable tax treatment in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws.
Share Reserve. The ESPP authorizes the issuance of shares of our common stock under purchase rights granted to employees or to employees of any of our designated affiliates. The number of shares of common stock reserved for issuance equals to 1% of the total number of shares of our capital stock outstanding on the effective date of the ESPP, which was equal to 111,816 shares, and will automatically increase on January 1 of each calendar year, beginning on January 1, 2026 through January 1, 2035, by the lesser of (i) 1% of the total number of shares of our capital stock outstanding on the last day of the calendar month before the date of the automatic increase, and (ii) 227,944 shares; provided that before the date of any such increase, the Board may determine that such increase will be less than the amount set forth in clauses (i) and (ii).
Administration. The Board, or a duly authorized committee thereof, will administer the ESPP. The Board may delegate concurrent authority to administer the ESPP to a committee of the Board. The ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of common stock on specified dates during such offerings. Under the ESPP, we may specify offerings with durations of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of common stock will be purchased for employees participating in the offering. An offering under the ESPP may be terminated under certain circumstances.
Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any designated affiliates, will be eligible to participate in the ESPP and to contribute, normally through payroll deductions, up to a maximum percentage of their earnings (as defined in the ESPP) or up to a set dollar amount for the purchase of common stock under the ESPP. Unless otherwise determined by our Board, common stock will be purchased for the accounts of employees participating in the ESPP at a price per share that is at least the lesser of (i) 85% of the fair market value of a share of common stock on the first date of an offering; or (ii) 85% of the fair market value of a share of common stock on the date of purchase.
Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by the Board, including: (i) customary employment with us or an affiliate for more than 20 hours per week and more than five months per calendar year; or (ii) continuous employment with us or an affiliate for a minimum period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of common stock based on the fair market value per share of common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value under Section 424(d) of the Code.
Changes to Capital Structure. In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, the Board will make appropriate adjustments to: (i) the number of shares reserved under the ESPP; (ii) the maximum number of shares by which the share reserve may increase automatically each year; (iii) the number of shares and purchase price of all outstanding purchase rights; and (iv) the number of shares that are subject to purchase limits under ongoing offerings.

Corporate Transactions. In the event of certain significant corporate transactions, including the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale of all or substantially all of our assets; (ii) a sale or disposition of more than 50% of our outstanding securities; (iii) a merger or consolidation where we do not survive the transaction; and (iv) a merger or consolidation where we do survive the transaction but our shares of common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days before such corporate transaction, and such purchase rights will terminate immediately after such purchase.
ESPP Amendment or Termination. The Board has the authority to amend or terminate the ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to the ESPP as required by applicable law or listing requirements.
2025 Inducement Plan
In July 2025, upon the recommendation of the Compensation Committee of the Board, the Board adopted and approved our 2025 Inducement Plan (the “Inducement Plan”) to reserve 589,585 shares of our common stock to be used exclusively for grants of equity awards to individuals that were not previously our employees or directors (or who are returning to employment following a bona fide period of non-employment), as an inducement material to the individual’s entry into employment with us, pursuant to Nasdaq Listing Rule 5635(c)(4). The Inducement Plan was adopted and approved without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4). In December 2025, the Board approved an increase to the Inducement Plan reserve of 1,000,000 shares of our common stock.
The terms and conditions of the Inducement Plan are substantially similar to our 2025 Plan. See the section titled “—2025 Equity Incentive Plan” for a description of these terms.
2019 Stock Incentive Plan
We assumed, effective as of the closing of the Merger, the Legacy Inmagene 2019 Stock Incentive Plan (the “2019 Plan”), as well as the outstanding awards granted thereunder, the award agreements evidencing the grants of such awards and the remaining shares available under the 2019 Plan, including any awards granted to Legacy Inmagene’s named executive officers, in each case subject to applicable adjustments in the manner set forth in the Merger Agreement to such awards.
Types of Awards. The 2019 Plan provides for the grant of options, SARs, dividend equivalent rights, sales or bonuses of restricted shares, restricted share units or similar rights to employees, directors, and consultants. Employees who are U.S. taxpayers may also be granted ISOs.
Plan Administration. Our Chief Executive Officer will administer the 2019 Plan, and we sometimes refer to the Chief Executive Officer as the administrator. The administrator will determine, among other things, whether and to what extent awards will be granted, the type and number of awards to be granted to each participant, the fair market value of an ordinary share, and the terms and conditions of each award granted including, but not limited to, vesting schedule, purchase provisions, rights of first refusal, forfeiture provisions, form of payment upon settlement, payment contingencies, and satisfaction of performance criteria.
In addition, subject to the terms of the 2019 Plan, the administrator also has the power to modify outstanding awards under the 2019 Plan without consent, provided that any such modification does not adversely affect a grantee’s rights in any material respect without such grantee’s written consent.
Award Agreement. Awards granted under the 2019 Plan are evidenced by an award agreement that sets forth terms, conditions and limitations for each award, which may include the term of an award and the provisions applicable in the event that the grantee’s employment or service terminates.
Stock Options and SARs. The administrator determines the exercise price for options and SARs, within the terms and conditions of the 2019 Plan, provided that, for U.S. taxpayers, the exercise price of an option or SAR generally cannot be less than 100% of the fair market value per share on the date of grant. Options and SARs granted under the 2019 Plan vest at the rate specified in the applicable award agreement as determined by the administrator.
U.S. Tax Limitations on ISOs. For U.S. taxpayers, no ISO may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any of our subsidiaries or affiliates unless the option exercise price is at least 110% of the fair market value per share on the date of grant.
Consideration. Awards may be granted in consideration for any form of legal consideration that may be acceptable to the administrator. Acceptable consideration includes, but is not limited to, (i) cash, (ii) check, (iii) in the event of the first to occur of an initial public offering or a corporate transaction if the same class of securities of the successor corporation issuable in such corporate transaction will have been sold to the public pursuant to registration statement under the Securities Act on or prior to the date of such corporate transaction, (A) the surrender of shares or delivery of a form of attestation of ownership of shares or (B) in the case of options, payment through a broker-dealer or (iv) any combination of the foregoing.
Exercisability. Awards granted under the 2019 Plan shall be exercisable at such times and under such conditions as determined by the administrator and set forth in the award agreement. The administrator may determine that the award shall not be exercised prior to the occurrence of, among other things, an initial public offering of Legacy Inmagene’s securities on an international recognized securities exchange or a corporate transaction or change in control (as defined below). Additionally, the administrator may include in the award agreement a provision whereby the grantee may elect to exercise a portion or all of the award prior to full vesting of the award, subject to approval by the administrator. No option shall be exercisable after the expiration of ten years after the effective date of grant of such option.
Transfer Restrictions. Subject to applicable laws, awards granted under the 2019 Plan shall be transferrable by will and by the laws of descent and distribution and during the lifetime of the grantee, only to the extent and in the manner approved by the administrator.
Corporate Transactions. The following applies to awards under the 2019 Plan in the event of a corporate transaction (including a corporate transaction which is also a change in control), unless otherwise provided in a grantee’s award agreement or other written agreement with Legacy Inmagene.
In the event of a corporate transaction, to the extent approved by the administrator, any stock awards outstanding under the 2019 Plan may be assumed or replaced by any successor entity (or its parent company) immediately prior to the date of the corporate transaction. For the portion of each award that is not assumed or replaced, then such portion will become automatically fully vested and exercisable and released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), subject to grantee’s continuous service with Legacy Inmagene through the effective date of the corporate transaction. Any portion of the award that is not assumed or replaced will be terminated to the extent not exercised prior to the consummation of the corporate transaction. If the successor entity (or its parent company) does not assume or replace any awards, all outstanding awards will terminate.
Under the 2019 Plan, a corporate transaction is defined to include: (i) a merger, amalgamation, consolidation or other business combination of us in which we are not the surviving entity, or any other transaction or series of transactions, as a result of which our stockholders immediately prior to such transaction or series of transactions will cease to own a majority of the voting power of the surviving entity immediately after consummation of such transaction or series of transactions, except for a transaction the principal purpose of which is to change the state in which we are incorporated; (ii) the sale, transfer, exclusive license or other disposition of all or substantially all of our or any of our subsidiaries’ or affiliates’ assets; (iii) our complete liquidation or dissolution; (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which we are the surviving entity but (A) the shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of our outstanding securities are transferred from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the administrator determines shall not be a corporate transaction; and (v) an acquisition in a single or series of related transactions by any person or related group of persons (other than us or by an employee benefit plan that we sponsor) of beneficial ownership of securities possessing more than 50% of the total combined voting power of our outstanding securities, but excluding any such transaction or series of related transactions that the administrator determines shall not be a corporate transaction.
Change in Control. Unless otherwise provided in a grantee’s award agreement or other written agreement with us, upon a change in control, to the extent approved by the administrator, each outstanding award will automatically become fully vested and exercisable and released from any repurchase or forfeiture rights (other than repurchase right exercisable at fair market value), subject to grantee’s continuous service with us through the effective date of the change in control.
Under the 2019 Plan, a change in control is defined to include: (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by Legacy Inmagene or by an employee benefit plan sponsored by us or by an affiliate of us) of beneficial ownership of securities, together with the securities held by such person(s), constituting more than 50% of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders; or (ii) the entry into, amendment of or termination of any contract or a series of contracts which shall result in the same change-of-control effect described in the foregoing subsection (i). For the avoidance of doubt, a transaction will not constitute a change in control if: (i) its sole purpose is to change the jurisdiction of our incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction.
Termination and Amendment. Unless terminated earlier or extended by the Board, the 2019 Plan has a term of ten years. Unless otherwise determined by the administrator in good faith, the suspension or termination of the 2019 Plan shall not materially adversely affect any rights under the awards already granted pursuant to the 2019 Plan.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the
Release of Material Nonpublic Information
From time to time, the Company grants stock options to its employees, including the named executive officers. The Company’s intended practice is to grant employee stock options on the 15th day of the month if approved prior to the 15th day of the month or on the last day of the month if approved following the 15th day of the month. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the Board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to the Non-Employee Director Compensation Policy, as further described under the heading, “Non-Employee Director Compensation—Non-Employee Director Compensation Policy” below. Option grants are made on the regular, predetermined grant dates pursuant to the Non-Employee Director Compensation Policy regardless of whether there is any material nonpublic information (“MNPI”) about the Company on such dates, and such grant dates are not specifically timed in relation to the Company’s disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.
The following table is being provided pursuant to Item 402(x)(2) of Regulation S-K.

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award(1)
Percentage change in the closing
market price of the securities
underlying the award between
the trading day ending
immediately prior to the
disclosure of material nonpublic
information and the trading day
beginning immediately following
the disclosure of material
nonpublic information

Kristin Yarema, Ph.D.(2)	7/28/2025	460,515	16.37	$6,148,381.82	7.15%

(1)
Amounts reflect the aggregate grant date fair value of stock options computed in accordance with the provisions of ASC-718. The assumptions that we used to calculate these amounts are discussed in Note 2 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. These amounts may not reflect the actual economic value that will be realized by our named executive officers upon the exercise of the stock options or the sale of the common stock issued upon such exercise.

(2)	Dr. Yarema’s awards were granted following her start date.

Non-Employee Director Compensation
The following table presents the total compensation for each person who served as a non-employee member of (i) Ikena’s board of directors and received compensation for such service from January 1, 2025 until the closing of the Merger and (ii) our Board and received compensation for such service from the closing of the Merger until December 31, 2025. Other than as set forth in the table below, Ikena did not pay any compensation, make any additional equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of Ikena board of directors in fiscal year 2025. As Chair of the Ikena Board, Mr. Hughes received a retainer of $300,000 and was awarded a transaction bonus of $150,000 in connection with the Merger. Other than as set forth in the table below, we did not pay any compensation, make any additional equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in fiscal year 2025. Directors who also served as employees received no additional compensation for their service as directors. During fiscal year 2025, (i) Mark Manfredi, Ph.D., Ikena’s President and Chief Executive Officer, was a member of Ikena’s board of directors, as well as an employee and (ii) Kristin Yarema, Ph.D., our Chief Executive Officer, was a member of our Board, as well as an employee, and each received no additional compensation for his or her services as a director. See “—Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
David Bonita, M.D.	30,514		30,514
Iain Dukes, D.Phil.	26,409		26,409
Jean-François Formela, M.D.	26,977		26,977
Otello Stampacchia, Ph.D.	27,010		27,010
Maria Koehler, M.D., Ph.D.	19,878		19,878
Richard Wooster, Ph.D.	19,878		19,878
Owen Hughes	498,274		498,274
Jonathan Jian Wang	1,534	156,256	157,790
Weiguo Su(3)	1,534	156,256	157,790
Stephen Hui Wang	1,534	156,256	157,790
Joseph Slattery	2,589	156,256	158,845

(1)
The amounts reflect the grant date fair value of stock options granted in 2025 in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 718, Compensation-Stock Compensation, or ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in the notes to our audited consolidated financial statements appearing elsewhere in this prospectus. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our non-employee directors upon the exercise of such options.

(2)	Non-employee directors who served on our Board during 2025 had the following stock options outstanding as of December 31, 2025 and held no shares of restricted stock.
(3)
On April 15, 2026, Dr. Su declined the grant of an option to purchase 31,200 shares of common stock granted December 18, 2025. Additionally, Dr. Su has waived any remuneration or fees for his role as a member of the Board.

Name	Aggregate Number of Shares Subject to Stock Options
David Bonita, M.D.
Iain Dukes, D.Phil.
Jean-François Formela, M.D.
Otello Stampacchia, Ph.D.
Maria Koehler, M.D., Ph.D.
Richard Wooster, Ph.D.
Owen Hughes
Jonathan Jian Wang, Ph.D.(1)	31,200
Weiguo Su, Ph.D.(1)(2)	31,200
Stephen Hui Wang(1)	31,200
Joseph Slattery(1)	31,200

(1)
In December 2025, in connection with the adoption of our non-employee director plan (as described below), the Board approved Initial Grants (as defined below) to Dr. Su, Dr. Wang, Mr. Wang and Mr. Slattery as contemplated by the non-employee director policy. The vesting commencement date of each option is the date each director was appointed to the Board. Each option vests in equal monthly installments over three years from the vesting commencement date.

(2)	On April 15, 2026, Dr. Su declined the grant of an option to purchase 31,200 shares of common stock granted December 18, 2025.
Prior to the Merger, Ikena paid its non-employee directors a cash retainer for service on the Ikena board and for service on each committee on which the director is a member. The chairman of each committee received a higher retainer for such service. These fees were paid in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment was prorated for any portion of such quarter that the director was not serving on the Ikena board. The fees paid to non-employee directors for service on the board and for service on each committee of the Ikena board on which the director is a member were as follows:

Board of Directors:	Annual Retainer
Members (other than chair)	$35,000
Additional retainer for chair	$30,000
Audit Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Compensation Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$4,000
Retainer for chair	$8,000

Ikena also reimbursed its non-employee directors for reasonable out-of-pocket expenses incurred by directors in connection with their attendance at meetings of the Ikena board or any committee thereof.
In addition, each new non-employee director elected to the Ikena board was granted an option to purchase 35,040 shares of Ikena’s common stock on the date of such director’s election or appointment to the board of directors, which would vest in the following manner, subject to the director’s continued service on the Ikena board through such vesting date: in equal monthly installments over three years from the grant date. On the date of each Ikena annual meeting, each non-employee director was granted an additional option to purchase 17,520 shares of Ikena’s common stock, which would vest in the following manner, subject to the director’s continued service on the Ikena board through such vesting date: in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting, unless otherwise determined by the Ikena board.
On July 25, 2025, effective upon the closing of the Merger, our Board terminated Ikena’s non-employee director compensation policy.

In December 2025, our Board approved a non-employee director compensation policy, pursuant to which, we will pay our non-employee directors a cash retainer for service on our board and for service on each committee on which the director is a member. The chairman of each committee will receive a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, in which the service occurred, provided that the amount of such payment was prorated for any portion of such quarter that the director was not serving on our Board. The fees payable to non-employee directors for service on our Board and for service on each committee of our Board on which the director is a member are as follows:

Board of Directors:	Annual Retainer
Members (other than chair)	$40,000
Audit Committee:
Additional Retainer for Members (other than chair)	$10,000
Additional Retainer for chair	$20,000
Compensation Committee:
Additional Retainer for Members (other than chair)	$7,500
Additional Retainer for chair	$15,000
Nominating and Corporate Governance Committee:
Additional Retainer for Members (other than chair)	$5,000
Additional Retainer for chair	$10,000

We will also reimburse our non-employee directors for ordinary, necessary and reasonable out-of-pocket expenses incurred by directors in connection with their attendance at meetings of the Board or any committee thereof.
In addition, each new non-employee director elected to our Board will be granted an option to purchase 31,200 shares of common stock on the date of such director’s election or appointment to the Board (“Initial Grant”), which would vest in the following manner, subject to the director’s continued service on the Board through such vesting date: in equal monthly installments over three years from the grant date. On the date of each annual meeting, each non-employee director will be granted an additional option to purchase 15,600 shares of common stock, which would vest in the following manner, subject to the director’s continued service on the Board through such vesting date: in full upon the earlier to occur of the first anniversary of the date of grant, the date of the next annual meeting or a change of control as defined in the 2025 Plan, unless otherwise determined by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and the related notes present certain information with respect to the beneficial ownership of our common stock by: (i) each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock; (ii) each of our directors; (iii) our named executive officers; and (iv) all of our current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that such person has the right to acquire, such as through the exercise of stock options, within 60 days of April 28, 2026. The following table lists applicable percentage ownership based on 11,279,130 shares of our common stock outstanding on April 28, 2026. Shares of our common stock that may be acquired by an individual or group within 60 days of April 28, 2026 pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of our common stock of any other person shown in the table. Unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in this table have sole voting and investment power with respect to the shares indicated as beneficially owned.
Unless otherwise indicated, the address for the following stockholders is: c/o ImageneBio, Inc., 12526 High Bluff Drive, Suite 345, San Diego, CA 92130.

Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Greater than 5% Holders:
Entities affiliated with OrbiMed(1)	1,150,884	9.99%
Entities affiliated with BVF(2)	1,162,820	9.99%
Trails Edge Capital Partners LP(3)	1,245,822	9.99%
Funicular Funds, LP(4)	1,124,794	9.56%
Engene Inc.(5)	971,173	8.61%
Omega Fund VI, L.P.(6)	936,222	7.96%
Entities affiliated with Blue Owl Capital(7)	823,785	7.30%
Directors and Named Executive Officers:
Kristin Yarema, Ph.D.	—	—
Mark Manfredi(8)	11,721	*
Jotin Marango, M.D., Ph.D.(9)	11,146	*
Yufang Lu, M.D., Ph.D.(10)	53,683	*
Jonathan Jian Wang, Ph.D., MBA(11)	153,632	1.36%
David P. Bonita, M.D.	—	—
Joseph Slattery(12)	22,066	*
Otello Stampacchia, Ph.D.(13)	379	*
Weiguo Su, Ph.D.	—	—
All current directors and executive officers as a group (7 persons)(14)	252,360	2.22%

*	Represents beneficial ownership of less than 1%.
(1)
Represents (i) (a) 753,063 shares of common stock and (b) 300,138 shares of common stock issuable upon the exercise of prefunded warrants held by OrbiMed Private Investments VI, LP (“OPI VI”); (ii) 20,691 shares of common stock held by OrbiMed Genesis Master Fund, L.P. (“OrbiMed Genesis”); (iii) 135,516 shares of common stock held by Worldwide Healthcare Trust PLC (“WWH”); and (iv) 379 shares of common stock held by David P. Bonita, M.D. Due to a beneficial ownership limitation in the prefunded warrants, the number of shares beneficially held excludes (i) 95,368 shares of common stock issuable upon the exercise of prefunded warrants held by OPI VI and (ii) 384,689 shares of common stock issuable upon the exercise of prefunded warrants held by OrbiMed Genesis. OrbiMed Advisors LLC (“OrbiMed Advisors”) has shared voting and dispositive power over the shares of common stock held by OPI VI, and over which OrbiMed Capital VI LLC (“OrbiMed GP”) has shared voting and dispositive power, and the shares of common stock held by OrbiMed Genesis, over which OrbiMed Genesis GP LLC (“OrbiMed Genesis GP”) has shared voting and dispositive power. OrbiMed Capital LLC (“OrbiMed Capital”) may be deemed to beneficially own the shares held by WWH. Furthermore, pursuant to an agreement between Dr. Bonita and OPI VI, OPI VI, has sole voting and dispositive power over any shares of common stock held by Dr. Bonita.

OrbiMed GP is the general partner of OPI VI, pursuant to the terms of the limited partnership agreement of OPI VI, and OrbiMed Advisors is the managing member of OrbiMed GP, pursuant to the terms of the limited liability company agreement of OrbiMed GP. As a result, OrbiMed Advisors and OrbiMed GP share power to direct the vote and disposition of the shares held by OPI VI and may be deemed directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the shares held by OPI VI. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares held by OPI VI. OrbiMed Genesis GP is the general partner of OrbiMed Genesis, pursuant to the terms of the limited partnership agreement of OrbiMed Genesis, and OrbiMed Advisors is the managing member of OrbiMed Genesis GP, pursuant to the terms of the limited liability company agreement of OrbiMed Genesis GP. As a result, OrbiMed Advisors and OrbiMed Genesis GP share power to direct the vote and disposition of the shares held by OrbiMed Genesis and may be deemed, directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the shares held by OrbiMed Genesis. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares held by OrbiMed Genesis. OrbiMed Capital is the investment advisor of WWH. As a result, OrbiMed Capital has the power to direct the vote and disposition of the shares held by WWH and may be deemed directly or indirectly, including by reason of mutual affiliation, to be the beneficial owner of the shares held by WWH. OrbiMed Capital exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares held by WWH. OrbiMed Capital is a relying advisor of OrbiMed Advisors. The principal business address of each of these entities and individuals is c/o OrbiMed Advisors LLC, 601 Lexington Avenue 54th Floor, New York, NY 10022.
(2)
Represents (i) (a) an aggregate of 415,765 shares of common stock and (b) 276,086 shares of common stock issuable upon the exercise of prefunded warrants beneficially owned by Biotechnology Value Fund, L.P. (“BVF”), (ii) (a) 325,596 shares of common stock and (b) 84,632 shares of common stock issuable upon the exercise of prefunded warrants beneficially owned by Biotechnology Value Fund II, L.P. (“BVF2”); (iii) 44,578 shares of common stock beneficially owned by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), and (iv) 16,163 shares of common stock held in a certain managed account for BVF Partners L.P. (“BVF Partners” and such account, the “BVF Partners Managed Account”). Due to a beneficial ownership limitation in the prefunded warrants, the number of shares beneficially held excludes (i) 124,784 shares of common stock issuable upon the exercise of prefunded warrants held by BVF2; (ii) 34,835 shares of common stock issuable upon the exercise of prefunded warrants held by Trading Fund OS; and (iii) 8,610 shares of common stock issuable upon the exercise of prefunded warrants held by MSI BVF SPV, LLC. BVF I GP LLC (“BVF GP”), as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF II GP LLC (“BVF2 GP”), as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. BVF Partners OS Ltd. (“BVF Partners OS”), as the general partner of Trading Fund OS, may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. BVF Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of BVF Partner OS, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF, BVF2 and Trading Fund OS and held in the BVF Partners Managed Account. BVF Inc., as the general partner of BVF Partners, may be deemed to beneficially own the shares beneficially owned by BVF Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc. BVF GP disclaims beneficial ownership of the shares beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares beneficially owned by BVF2. BVF Partners OS disclaims beneficial ownership of the shares beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares beneficially owned by BVF and BVF2. Each of BVF Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by BVF, BVF2 and Trading Fund OS and held in the BVF Partners Managed Account. The address of the principal business office of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH and BVF Partners is 44 Montgomery St., 40th Floor, San Francisco, California 94104 and the address of the principal business office of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands. This information is based on its Schedule 13G/A filed with the SEC on November 14, 2025.

(3)
Represents (i) 54,253 shares of common stock held directly by Trails Edge Biotechnology Master Fund, LP (“Trails Edge Biotechnology”) and (ii) 1,191,569 shares of common stock issuable upon the exercise of prefunded warrants held directly by Trails Edge Biotechnology. Due to a beneficial ownership limitation in the prefunded warrants, 154,843 shares of common stock issuable upon the exercise of pre-funded warrants held by Trails Edge Biotechnology are excluded from the beneficial ownership calculation. Trails Edge Capital Partners, LP (“Trails Edge Capital”) as the investment manager to Trails Edge Biotechnology, may be deemed to beneficially own these securities. Ortav Yehudai, as the Chief Investment Officer of Trails Edge Capital, exercises voting and investment discretion with respect to these securities and as such may be deemed to beneficially own the shares. The address for each Filer is 3455 Peachtree Road NE, 5th Floor, Atlanta, GA 30326. This information is based on its Schedule 13G filed with the SEC on April 21, 2026.

(4)
Represents (i) 643,933 shares of common stock and (ii) 480,861 shares of common stock issuable upon the exercise of pre-funded warrants held by Funicular Funds, LP (“Funicular”). Cable Car Capital, LP (“Cable Car”), as the general partner of Funicular, and Jacob Ma-Weaver, as the managing member of Cable Car, may each be deemed the beneficial owner of the shares held by Funicular. The principal business address of Funicular, Cable Car and Mr. Ma-Weaver is 601 California Street, Suite 1151, San Francisco, California 94108. This information is based on its Schedule 13G filed with the SEC on January 6, 2026.

(5)
Engene Inc.’s sole shareholder is YJH Trust of which Trident Trust Company (HK) Limited serves as trustee. Dr. Wang’s spouse and daughter are the sole beneficiaries of YJH Trust. The registered address of Engene Inc. is Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands.

(6)
Represents (i) 454,982 shares of common stock held by Omega Fund VI, L.P. (“Omega Fund”); (ii) 379 shares of common stock held by Dr. Stampacchia, a member of our Board and (iii) 480,861 shares of common stock issuable upon the exercise of prefunded warrants held by Omega Fund. Omega Fund VI GP Manager, Ltd (“Omega Ltd”) serves as the general partner of Omega Fund VI GP, L.P., which serves as the general partner of Omega Fund, and each of Omega GP and Omega Ltd may be deemed to own beneficially the shares held by Omega Fund. Claudio Nessi (“Nessi”), and Dr. Stampacchia, are the directors of Omega Ltd and may be deemed to beneficially own the shares held by Omega Fund. The address of the principal business office of Omega Fund, Omega GP, Omega Ltd, Nessi, and Stampacchia, is c/o Omega Fund Management, LLC, 888 Boylston Street, Suite 1111, Boston, MA 02199.

(7)
Represents 823,785 shares of common stock held by Blue Owl Capital Holdings LP (“Blue Owl”). The principal business address of Blue Owl is 399 Park Avenue, New York, New York 10022. This information is based on its Schedule 13G filed with the SEC on February 12, 2026.

(8)	Consists of 11,721 shares of common stock.
(9)	Consists of 11,146 shares of common stock.

(10)
Dr. Lu resigned as Chief Medical Officer effective December 31, 2025 and was continuing to provide consulting services to us through March 31, 2026. Consists of 53,683 shares of common stock that are issuable upon the exercise of stock options within 60 days of April 28, 2026.

(11)	Consists of (i) 143,832 shares of common stock and (ii) 9,533 shares of common stock that are issuable upon the exercise of stock options within 60 days of April 28, 2026.
(12)	Consists of (i) 16,000 shares of common stock and (ii) 6,066 shares of common stock that are issuable upon the exercise of stock options within 60 days of April 28, 2026.
(13)	Consists of 379 shares of common stock.
(14)	Consists of the shares listed in footnotes (11)-(13) above.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. Our Board adopted a written related party transactions policy that provides that such transactions must be approved by our Audit Committee. This policy became effective on the date on which the registration statement related to our initial public offering was declared effective by the SEC. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.
Certain Related Person Transactions
Other than equity and other compensation, termination, change in control and other arrangements which are described in the section titled “Executive and Director Compensation” or which are not required to be disclosed pursuant to the instructions to Item 404 of Regulation S-K, to which we, Legacy Inmagene or Ikena was a party and in which:
•
the amounts involved exceeded or will exceed the lesser of $120,000 and 1% of the average of our, Ikena’s or Legacy Inmagene’s total assets at year-end for the last two completed fiscal years, as applicable; and

•
any of our, Ikena’s or Legacy Inmagene’s directors, executive officers or holders of more than 5% of our, Ikena’s Common Stock or Legacy Inmagene’s Shares, or an affiliate or immediate family member of the foregoing persons, had or will have a direct or indirect material interest.

Employment Arrangements, Consulting Agreements and Indemnification Agreements
We have entered into employment agreements with certain of our executive officers. For more information regarding these agreements with our named executive officers, see “Executive and Director Compensation—Employment Agreements.” For more information, see the section titled “Executive and Director Compensation—Non-Employee Director Compensation.”
Equity Awards Granted to Executive Officers and Directors
We have granted equity awards to our executive officers, as more fully described in the section titled “Executive and Director Compensation” and the subsection “Executive and Director Compensation—Non-Employee Director Compensation.”
Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

2026 PIPE Financing
On April 12, 2026, we entered into a Securities Purchase Agreement with certain institutional and accredited investors. Pursuant to the Securities Purchase Agreement, the investors purchased prefunded warrants to acquire an aggregate of 5,770,335 share of our common stock at a price of $5.199 per prefunded warrant share for aggregate gross proceeds of approximately $30.0 million. The closing occurred on April 14, 2026. The table below sets forth the number of prefunded warrants purchased by related party holders in the 2026 PIPE Financing:

Participant	Prefunded Warrant Shares	Total Purchase Price ($)
Entities affiliated with Biotechnology Value Fund, L.P.(1)	528,947	2,750,000
Funicular Funds, LP(2)	480,861	2,500,000
Omega Fund VI, L.P.(3)	480,861	2,500,000
Entities affiliated with OrbiMed Advisors LLC(4)	721,292	3,750,000

(1)	Entities affiliated with BVF held more than five percent of our voting common stock.
(2)	Funicular Funds, LP held more than five percent of our voting common stock.
(3)
Dr. Stampacchia, a member of our Board, is the founder, managing director and member of the investment committee at Omega Fund Management, LLC. Omega Fund VI, L.P., an affiliate of Omega Fund Management, LLC, held more than five percent of our voting common stock.

(4)
Dr. Bonita is a member of our Board. Dr. Bonita is a member of OrbiMed Advisors. Entities affiliated with OrbiMed Advisors held more than five percent of our outstanding voting common stock. OrbiMed Private Investments VI, LP purchased prefunded warrants to acquire 336,603 shares of our voting common stock for a total purchase price of approximately $1.75 million and OrbiMed Genesis Master Fund, L.P. purchased prefunded warrants to acquire 384,689 shares of our voting common stock for a total purchase price of approximately $2.0 million.

At the closing of the 2026 PIPE Financing, in connection with the Securities Purchase Agreement, we entered into a registration rights agreement (the “ 2026 Registration Rights Agreement”) with the 2026 PIPE Investors, pursuant to which, among other things, we agreed to prepare and file a resale registration statement with the SEC within three business days following August 1, 2026 for purposes of registering the resale of the shares issuable upon exercise of the prefunded warrants issued in the 2026 PIPE Financing. We also agreed, among other things, that we will indemnify the 2026 PIPE Investors, their officers, directors, members, employees and agents, successors and assigns under the Securities Purchase Agreement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to our obligations under the 2026 Registration Rights Agreement.
2025 PIPE Financing
On December 23, 2024, Ikena entered into the Subscription Agreement with certain existing Ikena stockholders and accredited investors related to the 2025 PIPE Financing. Pursuant to the Subscription Agreement, the 2025 PIPE Investors purchased an aggregate of 2,508,337 shares of our common stock, after giving effect to the Reverse Stock Split, at a price of approximately $29.90 per share for aggregate gross proceeds of approximately $75.0 million. The closing on the 2025 PIPE Financing occurred on July 25, 2025 in connection with the closing of the Merger. The table below sets forth the number of shares of our common stock purchased by related party holders in the 2025 PIPE Financing:

Participant	Shares of Common Stock	Total Purchase Price ($)
Entities affiliated with Blue Owl Capital Holdings LP(1)	217,389	6,500,000
Entities affiliated with Biotechnology Value Fund, L.P.(2)	468,223	14,000,000
Entities affiliated with Deep Track Capital, LP(3)	668,890	20,000,000
Omega Fund VI, L.P.(4)	267,556	8,000,000
Entities affiliated with OrbiMed Advisors LLC(5)	83,611	2,500,000

(1)
Blue Owl held more than five percent of Ikena’s voting common stock prior to the Merger. Blue Owl Healthcare Opportunities IV Public Investments LP (“Blue Owl Healthcare”), an affiliate of Blue Owl, purchased 217,389 shares of common stock in the 2025 PIPE Financing for a total purchase price of $6,500,000.

(2)	Entities affiliated with BVF, held more than five percent of Ikena’s voting common stock prior to the Merger and holds more than five percent of our outstanding voting common stock.
(3)
Deep Track Capital, LP (“Deep Track”) held more than five percent of Ikena’s voting common stock prior to the Merger. Deep Track Biotechnology Master Fund, LTD., an affiliate of Deep Track purchased 668,890 shares of common stock in the 2025 PIPE Financing for a total purchase price of $20,000,000. Entities affiliated with Deep Track hold more than five percent of our outstanding voting common stock.

(4)
Dr. Stampacchia, a member of the Ikena board of directors and a member of our Board, is the founder, managing director and member of the investment committee at Omega Fund Management, LLC. Omega Fund VI, L.P., an affiliate of Omega Fund Management, LLC, held more than five percent of Ikena’s voting common stock prior to the Merger.

(5)
Iain D. Dukes served as a member of the Ikena board of directors. Dr. Bonita served as a member of the Ikena board of directors and is a member of our Board. Dr. Dukes is a venture partner at OrbiMed Advisors, and Dr. Bonita is a member of OrbiMed Advisors. Entities affiliated with OrbiMed Advisors held more than five percent of Ikena’s voting common stock prior to the Merger, and hold more than five percent of our outstanding voting common stock. OrbiMed Private Investments VI, LP purchased 83,611 shares of common stock in the 2025 PIPE Financing for a total purchase price of $2,500,000.

At the closing of the 2025 PIPE Financing, in connection with the Subscription Agreement, we entered into a registration rights agreement (the “2025 Registration Rights Agreement”) with the 2025 PIPE Investors, pursuant to which, among other things, we agreed to prepare and file a resale registration statement with the SEC within 45 calendar days following the closing of the 2025 PIPE Financing for purposes of registering the resale of the shares issued in the 2025 PIPE Financing. We also agreed, among other things, that we will indemnify the 2025 PIPE Investors, their officers, directors, members, employees and agents, successors and assigns under the Subscription Agreement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to our obligations under the 2025 Registration Rights Agreement.
Support Agreements Under the Merger Agreement
Concurrently and in connection with the execution of the Merger Agreement, (i) certain stockholders of Legacy Inmagene holding approximately 76.14% of the outstanding Legacy Inmagene Shares, including certain of Legacy Inmagene’s greater than 5% stockholders and entities affiliated with Dr. Wang and Mr. Yu, members of Legacy Inmagene’s board of directors, entered into support agreements with Ikena and Legacy Inmagene to vote all of their Legacy Inmagene Shares in favor of the adoption and approval of the Merger Agreement and the contemplated transactions and against any alternative acquisition proposals, and (ii) certain stockholders of Ikena holding approximately 25.80% of the outstanding shares of Ikena common stock, entered into Ikena support agreements with Ikena and to vote all of their shares of Ikena common stock in favor of (i) the issuance of shares of Ikena common stock that represent (or are convertible into) more than 20% of the shares of Ikena common stock outstanding immediately prior to the Merger to the securityholders of Legacy Inmagene in connection with the contemplated transactions, pursuant to the Nasdaq rules, (ii) the change of control of Ikena resulting from the Merger pursuant to the Nasdaq rules, (iii) the approval and adoption of the 2025 Plan and the ESPP, and (iv) if deemed necessary or appropriate by the parties or as otherwise required by applicable law, an amendment to Ikena’s certificate of incorporation to effect the reverse stock split or to approve an increase in the number of authorized shares of Ikena common stock, and against any alternative acquisition proposals. The support agreements terminated automatically upon the First Effective Time.
Lock-Up Agreements
Effective as of the closing of the Merger, certain executive officers, directors and their affiliates, and greater than 5% stockholders of Legacy Inmagene and certain directors of Ikena that remained on our Board following the closing of the Merger, entered into lock-up agreements pursuant to which, and subject to specified exceptions, they agreed not to transfer their shares of our common stock for the 180-day period following the closing of the Merger. The lock-up agreements terminated in January 2026.
CVR Agreements
Ikena CVR Agreement
On July 25, 2025, immediately prior to the First Effective Time, Ikena and Computershare Trust Company, N.A., the designated rights agent, entered into a Contingent Value Rights Agreement (the “Ikena CVR Agreement”), pursuant to which Ikena stockholders of record as of the close of business on July 24, 2025 received one contingent value right (each, an “Ikena CVR”) for each outstanding share of Ikena Common Stock held by such stockholder on such date.

Pursuant to the Ikena CVR Agreement, each Ikena CVR holder will be entitled to certain rights to receive (i) 100% of the net proceeds, if any, received by Ikena as a result of contingent payments (“Ikena CVR Payments”) made to Ikena, such as milestone, royalty or earnout payments, received under any disposition agreements related to Ikena’s pre-Merger assets, including but not limited to IK-595 (the “Ikena CVR Assets”), including pursuant to any out-license agreements, entered into prior to the closing of the Merger and (ii) 90% of the net proceeds, if any, received by Ikena as a result of Ikena CVR Payments received under any disposition agreements related to the Ikena CVR Assets entered into after the closing date of the Merger and prior to the first anniversary of the closing of the Merger (the “Disposition Period”). Such proceeds are subject to certain permitted deductions, including for applicable tax payments, certain expenses incurred by Ikena or its affiliates, and losses incurred or reasonably expected to be incurred by Ikena or its affiliates due to a third-party proceeding in connection with a disposition and certain wind-down costs.
During and following the Disposition Period, we have no obligation to attempt to sell or dispose of the Ikena CVR Assets.
The Ikena CVR Payments, if any, will become payable to Computershare Trust Company, N.A. for subsequent distribution to the Ikena CVR holders. In the event that no such proceeds are received during the CVR Term (as defined in the Ikena CVR Agreement), holders of the Ikena CVRs will not receive any payment pursuant to the Ikena CVR Agreement. There can be no assurance that any Ikena CVR holders will receive any Ikena CVR Payments.
The right to the contingent payments contemplated by the Ikena CVR Agreement is a contractual right only and is not transferable, except in the limited circumstances specified in the Ikena CVR Agreement. The Ikena CVRs are not evidenced by a certificate or any other instrument and are not registered with the SEC. The Ikena CVRs do not have any voting or dividend rights and do not represent any equity or ownership interest in the Company or any of its affiliates. No interest will accrue on any amounts payable in respect of the Ikena CVRs.
Legacy Inmagene CVR Agreement
On July 25, 2025, immediately prior to the First Effective Time, Ikena, Legacy Inmagene and Computershare Trust Company, N.A., the designated rights agent, entered into a Contingent Value Rights Agreement (the “Legacy Inmagene CVR Agreement”), pursuant to which Legacy Inmagene shareholders of record as of immediately prior to the First Effective Time received one contingent value right (each, a “Legacy Inmagene CVR”) for each outstanding Legacy Inmagene share held by such shareholder on such date.
Pursuant to the Legacy Inmagene CVR Agreement, each Legacy Inmagene CVR holder will be entitled to certain rights to receive (i) 100% of the net proceeds, if any, received by Ikena as a result of contingent payments (“Legacy Inmagene CVR Payments”) made to Ikena under any disposition agreement related to the programs and projects controlled by Legacy Inmagene any time prior to the closing date of the Merger (other than its anti-OX40 monoclonal antibody asset, IMG-007) (the “Legacy Inmagene CVR Assets”), which agreement is entered into prior to the closing of the Merger and (ii) 90% of the net proceeds, if any, received by Ikena as a result of Legacy Inmagene CVR Payments received under any disposition agreement related to the Legacy Inmagene CVR Assets entered into during the Disposition Period. Such proceeds are subject to certain permitted deductions, including for applicable tax payments, certain expenses incurred by Ikena or its affiliates, and losses incurred or reasonably expected to be incurred by Ikena or its affiliates due to a third-party proceeding in connection with a disposition.
During and following the Disposition Period, we have no obligation to attempt to sell or dispose of the Legacy Inmagene CVR Assets.
The Legacy Inmagene CVR Payments, if any, will become payable to Computershare Trust Company, N.A. for subsequent distribution to the Legacy Inmagene CVR holders. In the event that no such proceeds are received during the CVR Term, holders of Legacy Inmagene CVRs will not receive any payment pursuant to the Legacy Inmagene CVR Agreement. There can be no assurance that any Legacy Inmagene CVR holders will receive any Legacy Inmagene CVR Payments.
The right to the contingent payments contemplated by the Legacy Inmagene CVR Agreement is a contractual right only and is not transferable, except in the limited circumstances specified in the Legacy Inmagene CVR Agreement.

The Legacy Inmagene CVRs are not evidenced by a certificate or any other instrument and are not registered with the SEC. The Legacy Inmagene CVRs do not have any voting or dividend rights and do not represent any equity or ownership interest in the Company or any of its affiliates. No interest will accrue on any amounts payable in respect of the Legacy Inmagene CVRs.
Hutchmed Agreements
Hutchmed was a greater than 5% stockholder of Legacy Inmagene prior to the Merger.
Collaboration, Option and License Agreement
In January 2021, we entered into a collaboration, option and license agreement with Hutchmed (the “Hutchmed Agreement”) which was subsequently amended in April 2023 and December 2023, pursuant to which Hutchmed granted us the exclusive option to the worldwide license with the right to sublicense to develop, manufacture and commercialize several licensed compounds including humanized antagonistic OX40 receptor mAb (IMG-007) for the treatment or prevention of all diseases and conditions except oncology. The exclusive option was granted on a Licensed Compound-by-Licensed Compound basis, exercisable at our sole discretion upon payment of an option exercise fee in cash or the issuance of our ordinary shares.
On February 2, 2024, we exercised the option under the Hutchmed Agreement by entering into a share subscription agreement to issue 140,636,592 of our ordinary shares to Hutchmed and obtained an exclusive, worldwide, royalty-bearing license with the right to sublicense through multiple tiers, under certain patents and know-how controlled by Hutchmed and Hutchmed’s right, title and interest in the joint intellectual property to develop, manufacture and commercialize any product that contains, incorporates, or otherwise includes the humanized OX40 antagonistic monoclonal antibody (anti-OX40 mAb).
Under the Hutchmed Agreement, we are required to pay an aggregate of up to $92.5 million for each Licensed Product (as defined in the Hutchmed Agreement) upon the achievement of various development, regulatory and commercialization milestones with respect to such Licensed Product, $20.0 million of which would be due prior to the first approval of a Licensed Product in the United States, and an aggregate of up to $135.0 million for each Licensed Compound (as defined in the Hutchmed Agreement) upon the achievement of various worldwide aggregate cumulative annual net sales milestones for the Licensed Products that contain such Licensed Compound. We are also obligated to pay high single-digit to low double-digit royalties to Hutchmed on a Licensed Compound-by-Licensed Compound basis for net sales of such Licensed Compounds worldwide, subject to reduction in certain circumstances. Royalties will be payable on a Licensed Product-by-Licensed Product and country-by-country basis.
The Hutchmed Agreement will remain in effect until the expiration of all royalty payment obligations on a country-by-country and Licensed Product-by-Licensed Product basis, and may be earlier terminated by either party for the other party’s uncured material breach or insolvency. In addition, Hutchmed may terminate the Hutchmed Agreement if we challenge any of the licensed patents, or terminate the Hutchmed Agreement with respect to a particular Licensed Compound if we do not conduct any material development or commercialization activities for a specified period of time after we exercise the applicable exclusive option, and we have the right to terminate the Hutchmed Agreement for convenience upon advance notice to Hutchmed.
Subscription Agreement
On February 2, 2024, Legacy Inmagene entered into a share subscription agreement (the “Hutchmed subscription agreement”) with Hutchmed, pursuant to which Hutchmed was issued 140,636,592 Legacy Inmagene ordinary shares upon exercise of the option granted to Hutchmed pursuant to the Hutchmed Agreement. Pursuant to the Hutchmed subscription agreement, Hutchmed was granted the right to appoint one observer to the Legacy Inmagene board and was granted certain rights under the Legacy Inmagene Shareholders Agreement, including pre-emptive rights, rights of first refusal, co-sale rights and registration rights. The rights granted to Hutchmed under the Hutchmed subscription agreement terminated upon completion of the Merger.
Miragene Agreements
The Non-OX40 Divestiture
On July 25, 2025, immediately prior to consummation of the Merger, we consummated the divestiture of the non-IMG-007 business related assets, business and operations (the “Non-OX40 Business”) controlled by us immediately prior to the Merger (the “Non-OX40 Divestiture”). Specifically, we sold and transferred (including via sublicense) all of the Non-OX40 Business to Miragene Inc, a newly formed private company and wholly owned subsidiary of Legacy Inmagene (“SellCo”).
As part of the transaction (the “Legacy Asset Transaction”), Miragene, a newly formed private company held by the holders of outstanding Legacy Inmagene Shares prior to the Merger, purchased from us all of the outstanding share capital of SellCo (holding the Non-OX40 Business) in exchange for a promissory note in the amount of $8.9 million issued by Miragene to us. The promissory note accrues interest at an annual rate of 4.61%, with interest payments due monthly in arrears, unless Miragene elects to capitalize the interest through payment-in-kind (“PIK”) treatment. The promissory note matures on the earlier of (i) the year 2035 or (ii) the date on which we declare the promissory note due and payable on or after the occurrence of an event of default. Additionally, in the event that Miragene receives certain specified milestone or license payments, after the second anniversary of the promissory note, 50% of such proceeds must be used to prepay the outstanding balance of the promissory note. Any payments made under the promissory note from Miragene to us will be distributed to Legacy Inmagene CVR holders as Legacy Inmagene CVR Payments.
The legacy shareholders of Legacy Inmagene own and control SellCo in the same proportions as their previous ownership interests in Legacy Inmagene, including each of Legacy Inmagene’s greater than 5% shareholders prior to the Merger, an entity affiliated with Guoliang Yu, and one of Legacy Inmagene’s former directors, Jonathan Jian Wang, Ph.D., MBA, who is SellCo’s current Chief Executive Officer and Legacy Inmagene’s former Chief Executive Officer and Chairman, as well as a current member of our Board.
Transition Services Agreement
In connection with the Non-OX40 Divestiture, we entered into a Transition Services Agreement (the “Transition Services Agreement”), dated July 25, 2025, with Miragene for the provision of certain transitional services related to the ongoing operations of our business with respect to the IMG-007 program, which may include services related to chemistry, manufacturing and controls, regulatory affairs, clinical trial support and operations, translational science research and support, bioanalytics and pharmacovigilance (collectively, the “Miragene Services”). The initial term of the Transition Services Agreement is six months (the “Initial Term”), which would have been automatically extended for an additional six months if we did not provide written notice to terminate within the first three months of the Initial Term. In addition, we may extend the Initial Term with respect to any or all of the Miragene Services for up to an additional 12 months upon a 60-day written notice prior to the end of the Initial Term. Upon the closing of the Merger, we paid Miragene $1.25 million as a prepayment for the services to be provided during the Initial Term. On October 23, 2025, we provided written notice to Miragene of our election to (i) not have the Transition Services Agreement automatically renew and (ii) extend the term for an additional six months following the end of the Initial Term of the Transition Services Agreement for certain Miragene Services for aggregate service fees in the amount of $0.2 million.

OTHER INFORMATION FOR STOCKHOLDERS

Stockholder Proposals for the 2027 Annual Meeting of Stockholders
Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board.
Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2027 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2027 proxy statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 31, 2026, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.
Stockholders seeking to present a stockholder proposal or nomination at the Company’s 2027 Annual Meeting of Stockholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the Annual Meeting, unless the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2026 Annual Meeting of Stockholders. For the Company’s 2027 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than February 16, 2027 and no later than March 18, 2027. If the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2026 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting of Stockholders, or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by the Company.
In addition to satisfying the deadlines in the “Timely Notice” provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company’s nominees must include in their notice the information required by Rule 14a-19 under the Exchange Act.
Notices of any proposals for the Company’s 2027 Annual Meeting of Stockholders should be sent to the Secretary of the Company at 12526 High Bluff Drive, Suite 345, San Diego, California 92130. A courtesy copy should also be submitted by email to ir@imagenebio.com.
Householding of Proxy Materials
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker.
Additional Filings
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website ir.imagenebio.com and click on “Financial Filings” under the “Investors” heading.

Other Matters
Our Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card and other forms of proxy.

By Order of the Board of Directors

/s/ Kristin Yarema Ph.D.
Kristin Yarema, Ph.D.
Chief Executive Officer
San Diego, California

April 30, 2026

ANNEX A

Amended 2025 Plan

IMAGENEBIO, INC.
AMENDED AND RESTATED
2025 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: DECEMBER 12, 2024
APPROVED BY THE STOCKHOLDERS: JULY 15, 2025
AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: APRIL 27, 2026
APPROVED BY THE STOCKHOLDERS: [•], 2026
1.	GENERAL.
(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.	SHARES SUBJECT TO THE PLAN.
(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of: (i) 850,000 shares that were approved at the Company’s 2026 Annual Meeting of Stockholders, plus (ii) 1,118,167 shares initially reserved under the Plan, plus (iii) 559,081 shares that were added pursuant to the annual automatic share increase on January 1, 2026, plus (iv) up to 0 Returning Shares, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to five percent (5%) of the sum of (x) the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year plus (y) the total number of shares of Common Stock issuable upon conversion of shares of Convertible Preferred Stock outstanding on December 31st of the preceding calendar year plus (z) the total number of shares of Common Stock issuable upon cash exercise of Prefunded Warrants outstanding on December 31st of the preceding calendar year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.
(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 7,581,744 shares.
(c) Share Reserve Operation.
(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.	ELIGIBILITY AND LIMITATIONS.
(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b) Specific Award Limitations.
(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.
(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

4.	OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i) by cash or check, bank draft or money order payable to the Company;
(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii) 12 months following the date of such termination if such termination is due to the Participant’s death; or
(iv) 12 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the U.S. Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5.	AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.
(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i) Form of Award.
(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2) RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.
(1) Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.
(2) RSU Awards: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction, except as set forth in Section 11, unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed, continued or substituted in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any Change in Control, any Corporate Transaction, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.	ADMINISTRATION.
(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Corporate Transaction, for reasons of administrative convenience.
(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii) To submit any amendment to the Plan for stockholder approval.
(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).
(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e) Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with Applicable Law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value.
8.	TAX WITHHOLDING
(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate arrangements to satisfy the Tax-Related Items withholding obligations, if any, of the Company and/or an Affiliate that arise in connection with the grant, vesting, exercise or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any Tax-Related Items withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the U.S. Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each

Participant agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the U.S. Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the U.S. Internal Revenue Service.
(d) Withholding Indemnification. The Company and/or its Affiliate may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in a Participant’s jurisdiction. In the event of overwithholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock) or, if not refunded, the Participant may seek a refund from the local tax authorities. In the event of under-withholding, the Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its Affiliate. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. Further, if the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, the Participant will be deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items.
9.	MISCELLANEOUS.
(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will (unless otherwise required under Applicable Law) and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.	COVENANTS OF THE COMPANY.
The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.	ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.
(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i)  If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date; or (ii) the 60th day that follows the applicable vesting date.
(ii)  If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six-month period.
(iii)  If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under U.S. Treasury Regulations Section 1.409A-3(a)(4).
(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in U.S. Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provide that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.	SEVERABILITY.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.	TERMINATION OF THE PLAN.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date; or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.	DEFINITIONS.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee, as applicable.
(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d) “Applicable Law” means the Code and any applicable U.S and non-U.S. securities, exchange, control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(i) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(j) “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company or any Affiliate of the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or in each case the equivalent in any relevant jurisdiction; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company or any Affiliate of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company or any Affiliate of the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company or any Affiliate of the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or any Affiliate of the Company or such Participant for any other purpose.
(k) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
(l) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(m) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(n) “Common Stock” means the common stock of the Company.
(o) “Company” means Ikena Oncology, Inc., a Delaware corporation, and as of the Effective Date, shall mean ImageneBio, Inc., a Delaware corporation, and any successor corporation thereto.
(p) “Compensation Committee” means the Compensation Committee of the Board.
(q) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(r) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(s) “Convertible Preferred Stock” means the preferred stock of the Company that is convertible into shares of Capital Stock.

(t) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
(u) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(v) “Director” means a member of the Board.
(w) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(x) “Effective Date” means the date of the closing of the transactions contemplated by that Agreement and Plan of Merger, dated December 23, 2024, between the Ikena Oncology, Inc., Insight Merger Sub I, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands and direct wholly owned subsidiary of Ikena Oncology, Inc., Insight Merger Sub II, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands and direct wholly owned subsidiary of Ikena Oncology, Inc., and Inmagene Biopharmaceuticals, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands.
(y) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(z) “Employer” means the Company or the Affiliate that employs the Participant.
(aa)  “Entity” means a corporation, partnership, limited liability company or other entity.
(bb) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(cc) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(dd) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(ee) “Governmental Body” means any: (i) nation, state, commonwealth, canton, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. or non-U.S. federal, state, local, municipal, or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(ff) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(gg) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(hh) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(ii) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(jj) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Arrangement.
(kk) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(ll) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder)) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under U.S. Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(mm) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(nn) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(oo) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(pp) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(qq) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(rr) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.
(ss) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(tt) “Own,” “Owned,” “Owner,” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(uu) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(vv) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(ww) “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation;

earnings before interest, taxes, depreciation and amortization; total stockholder return; relative stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales, annual recurring revenue or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the U.S. Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.
(xx) “Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.
(yy) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(zz) “Plan” means this Ikena Oncology, Inc. Amended and Restated 2025 Equity Incentive Plan, as amended from time to time.
(aaa) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
(bbb) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(ccc) “Prefunded Warrants” means warrants to purchase shares of Common Stock where all but a nominal portion of the exercise price is prefunded by the purchasers of the warrants in connection with the sale and issuance of such warrants.
(ddd) “Prior Plan” means the Ikena Oncology, Inc. 2021 Stock Option and Incentive Plan, as amended from time to time.
(eee) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(fff) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ggg) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(hhh) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
(iii) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(jjj) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(kkk) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(lll) “Rule 405” means Rule 405 promulgated under the Securities Act.
(mmm) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(nnn) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(ooo) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and U.S. Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(ppp) “Securities Act” means the U.S. Securities Act of 1933, as amended.
(qqq) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(rrr) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(sss) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(ttt) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant.
(uuu) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(vvv) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(www) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(xxx) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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T00043-P53889

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IMAGENEBIO, INC.

The Board of Directors recommends you vote FOR all nominees in Proposal 1:

	For All	Withhold All	For All Except
1. To elect the Board of Director's two nominees for Class II directors listed below, to hold office until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until his earlier death, resignation or removal.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David P. Bonita, M.D.
02) Joseph P. Slattery

The Board of Directors recommends you vote FOR the following Proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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T00044-P53889

IMAGENEBIO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 16, 2026

The stockholder(s) hereby appoint(s) Kristin Yarema, Ph.D., as proxy, with the power to appoint her substitute, and hereby authorize(s) her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ImageneBio, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held online at 9:00 a.m., Eastern Time on Tuesday, June 16, 2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S) (WITH DISCRETIONARY AUTHORITY UNDER PROPOSAL 1 TO VOTE FOR A SUBSTITUTE NOMINEE IF ANY NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3.

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